UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21474

Oppenheimer Rochester Limited Term California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/29/2016

Item 1.  Reports to Stockholders.

Semiannual Report	1/31/2016

Oppenheimer

Rochester®

Limited Term

California

Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal 5 Year (4-6) Index
6-Month	2.76%	0.45%	2.46%

1-Year	-0.27	-2.51	2.06

5-Year	4.07	3.60	3.55

10-Year	3.43	3.19	4.22

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

*January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2016.

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An Important Update

to the Fund Performance Discussion

Update (as of March 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

On February 1, 2016, Puerto Rico made its debt-service payments on securities issued by the Puerto Rico Sales Tax Financing Corporation. The payment for these bonds, which are known as COFINAs, was 99% funded at the end of December and totaled approximately $322 million. The COFINAs are backed by the sales and use tax. The Municipal Finance Authority (MFA) also made its payments on February 1. As expected, the Puerto Rico Finance Corporation (PFC) defaulted on its February 1, 2016 payments.

Also on February 1, Puerto Rico proposed a voluntary “bond exchange” that it said would reduce its debt burden to $26.5 billion, from $49.2 billion. Under the proposal, creditors would exchange existing bonds for “base bonds” and “growth bonds.” Interest payments on the former would not begin until 2018, and payments on the latter would start a decade after the close of the exchange offer—but only if certain revenue levels have been achieved. Many market participants were critical of this proposal’s viability.

Officials from Puerto Rico appeared at a February 2, 2016 hearing of the U.S. House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs. The hearing included lengthy discussions about the benefits of establishing a federal control board to help the Commonwealth remedy its fiscal woes. Oppenheimer Rochester continues to believe that such a board would prove beneficial to the government and its authorities, to bondholders and to the people of Puerto Rico. Subcommittee members continued to press for audited financials from the Commonwealth.

Also in early February, the U.S. Supreme Court announced that it would hear arguments related to the validity of the Puerto Rico Public Corporation Debt and Recovery Act (“the Recovery Act”) on March 22.

On February 10, 2016, Sen. Orrin Hatch, chairman of the Senate Finance Committee, sent Gov. Alejandro Garcia Padilla a long list of questions and asked for a response by March 1. During a press conference on March 2, the governor said that his office was still working on its response, noting “I do not accept ultimatums from anyone.”

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On February 16, 2016, Governor Padilla signed legislation related to the December 2015 debt-restructuring agreement between PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders. The deadline for submitting a rate proposal to the Commonwealth’s Energy Commission was extended to April 22, from March 1.

Also on February 16, Puerto Rico released draft financials for fiscal year 2014. Later in the month, the governor said he expected that year’s audited financials to be ready April 1. In his State of the Commonwealth speech on February 29, the governor chided those who have insisted on seeing the audited financials before agreeing to help Puerto Rico.

On February 24, 2016, OppenheimerFunds, Franklin Advisers and the First Puerto Rico Family of Funds sent a letter to the chairman of the Puerto Rico House Committee on Finance and Budget, Rafael “Tatito” Hernández Montañez, and Puerto Rico’s legislators. The letter addressed the rhetoric coming from the Commonwealth about plans to weaken the COFINA bond structure and protections. Details about the letter can be found at www.oppenheimerfunds.com/puerto_rico.

The next day, two more hearings were held at the U.S. House on developments in Puerto Rico.

In early March, The Bond Buyer reported that PRASA, the Commonwealth’s aqueduct and sewer authority, had created a contingency plan to use if it cannot access the credit markets. On March 10, the Puerto Rico House passed legislation that would allow PRASA to issue new debt and avoid a rate hike; the Puerto Rico Senate has yet to vote on the legislation, which includes several prerequisites.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision is expected to delay Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there are calls for the Commonwealth’s tax system to be overhauled.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Amid low interest rates during the 6-month reporting period that ended January 29, 2016, the last business day of this reporting period, Oppenheimer Rochester Limited Term California Municipal Fund provided a total return at net asset value (NAV) of 2.76% and generated high levels of tax-free income. The Fund’s Class A shares provided a distribution yield of 3.53% at NAV at the end of this reporting period. At the end of January 2016, the Fund’s Class A shares were ranked second, behind this Fund’s Class Y shares, in Lipper’s California Short-Intermediate Municipal Debt Funds category for 12-month distribution yield, a calculation that compares fund yields for the trailing 12 months. The Fund outperformed the Barclays Municipal 5-Year (4-6) Index, its benchmark, by 30 basis points, and tax-free yield comprised two-thirds of its total return this reporting period.

MARKET OVERVIEW

The Fed Funds target rate, the short-term interest rate set by the Federal Open Market Committee (FOMC), was increased to the range of 0.25% to 0.50% on December 16, 2015, seven years to the day after it had been reduced to the range of zero to 0.25%. The last increase – to 5.25% – was announced June 29, 2006. Despite ongoing concerns about low inflation due to decreasing oil prices and low import prices, the Fed cited steady job growth and a near-normal unemployment rate of 5% as reasons for the increase. In a statement following the December meeting,

The average 12-month distribution yield in Lipper’s California Short-Intermediate Municipal Debt Funds category was 3.53% at the end of this reporting period. At 1.48%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 205 basis points higher than the category average.

Fed officials said they expect the economy to warrant only “gradual increases” over the next few years, projecting that interest rates would

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.53%

Dividend Yield with sales charge	3.45

Standardized Yield	2.43

Taxable Equivalent Yield	5.00

Last distribution (1/26/16)	$0.0095

Total distributions (8/1/15 to 1/31/16)	$0.0580

Endnotes for this discussion begin on page 18 of this report

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rise one percentage point per year.

Many market watchers had predicted the FOMC would raise the Fed Funds target rate at the September 2015 meeting, but the Fed decided otherwise. Citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective,” the Committee voted to keep the short-term rate at zero to 0.25%.

In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed.

In November 2015, Ms. Yellen again indicated that the central bank would bump up rates slowly, a message that was repeated after the December 2015 increase. The Fed has suggested four rate hikes in 2016 but stressed that the recovery remains slow, and inflation is still feeble. “Rate increases could be faster or slower, based on economic data,” Fed officials said after the December meeting.

The Fed kept interest rates unchanged at the January 2016 meeting, but left open the possibility it could raise short-term rates when it reconvenes in March 2016. In a press release the Fed indicated it was closely monitoring the global economy and financial markets, noting that economic growth had slowed since late 2015 and inflation continued to run below the target 2% level.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

On January 29, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been 6 months earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of January 29, 2016, the average yield on 30-year, AAA-rated muni bonds was 2.79%, down 41 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.81% on January 29, 2016, down 43 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.35%, up 7 basis points from the July 2015 date.

California’s economy continued to strengthen this reporting period, and projections indicated that the state will end its current fiscal year in

6        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

June 2016 with $7.9 billion in reserve, $3.3 billion more than lawmakers expected last year. Unemployment dropped to less than 6% for the first time since 2007.

In January 2016, Gov. Jerry Brown released a $170.6 billion budget proposal for fiscal 2017, reflecting an increase of 2% over fiscal year 2016, which ends June 30, 2016. The spending plan includes billions of dollars for new funding for schools, climate change programs, state parks, road repairs, mass transit and services for the elderly and disabled.

The Trustees of California State University issued $1.1 billion in systemwide revenue bonds in August 2015 to fund a variety of campus projects. Moody’s assigned an Aa2 rating for the bonds, reflecting “the scale of the system which is the nation’s single largest four-year higher education system, very strong student demand, ample unrestricted liquidity, improved state funding reflecting strengthening of California’s economy and management’s demonstrated ability to manage operations through periods of revenue constraint.”

The California High-Speed Rail Authority continued to work on what is slated to be the nation’s first high-speed rail system. By 2029, passengers will be able to travel from San Francisco to the Los Angeles basin in less than 3 hours. With a projected cost of $68 billion, the system has been plagued by legal, financial and logistical delays, but a viaduct in Madera

County was completed in late 2015. Officials continue to acquire the thousands of parcels of land required, and have 63% of the parcels needed for the first 29 miles in the Central Valley. Eventually, the rail system will extend from Sacramento to San Diego.

Late in this reporting period, Gov. Brown announced a $55 billion infrastructure plan, most of which will be used to finance improvements in the state’s transportation system over the next 5 years. Like the $36 billion transportation plan put forth earlier, the infrastructure plan is expected to help the state maintain highways and roads, expand public transit and improve critical trade routes. Other infrastructure improvements include various maintenance projects at levees, state facilities, courts, universities, and community colleges and the renovation of Sacramento downtown office space, including the State Capitol Annex.

As of January 5, 2016, California’s general obligation (G.O.) bonds were rated Aa3 by Moody’s Investors Service and AA-minus by Standard & Poor’s and A-plus by Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

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FUND PERFORMANCE

Oppenheimer Rochester Limited Term California Municipal Fund held more than 850 securities as of January 29, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Market conditions created pressure on the dividends of many fixed-income funds this reporting period. This Fund’s Class A dividend, which was 1.0 cent per share at the outset of the reporting period, was reduced to 0.95 cents per share beginning with the October 2015 payout. In all, the Fund distributed 5.8 cents per Class A share this reporting period.

Nonetheless, the tax-exempt status of the Fund’s distributions of net investment income was a boon to investors seeking competitive levels of tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 5.00%, based on the Fund’s standardized yield as of January 31, 2016, and the top federal and California income tax rates for 2015. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

As of January 29, 2016, the Fund remained invested in land development (or “dirt”)

bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax sector represented 13.3% of total assets (13.4% of net assets) and the Special Assessment sector represented 2.1% of total assets (2.1% of net assets).

Overall, we believe that land development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities.

G.O. securities – which are backed by the full faith and taxing authority of state and local governments – comprised 12.4% of total assets (12.5% of net assets) as of January 29, 2016. At the end of this reporting period, the Fund held bonds issued in various California municipalities as well as bonds issued in the Commonwealth of Puerto Rico. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

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The Rochester Portfolio Management Team

Dan Loughran, CFA	Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA
Team Leader and	Senior Portfolio	Senior Portfolio	Senior Portfolio
Senior Portfolio	Manager	Manager	Manager
Manager

Michael Camarella,	Charlie Pulire, CFA	Elizabeth Mossow,
CFA Senior Portfolio Manager	Senior Portfolio Manager	CFA Portfolio Manager

The Fund’s holdings in municipal bonds issued by utilities represented 12.0% of total assets (12.1% of net assets) at the end of this reporting period. This set of holdings included water utilities with 6.3% of total assets (6.4% of net assets), electric utilities with 3.0% of total assets (3.0% of net assets), gas utilities with 1.8% of total assets (1.8% of net assets), and sewer utilities with 0.9% of total assets (0.9% of net assets) as of January 29, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued in California and Guam, as well as securities issued by PREPA (Puerto Rico’s electric utility authority) and PRASA (its aqueduct and sewer authority).

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 10.7% of the Fund’s total assets (10.8% of net

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The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst
Research

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer, CFA	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Senior Credit Analyst	Credit Analyst

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assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (the MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million.

Two authorities, the Puerto Rico Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. On the last day of this reporting period, the

Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

Puerto Rico remained in the news throughout this reporting period. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a February 6, 2015 federal district court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA and PRHTA (Puerto Rico’s highway authority) to restructure their debt under the supervision of a Commonwealth court. Five months later, a federal appeals court unanimously affirmed the judge’s decision.

In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of the district court and appellate court decisions. Although we cannot guarantee that

11        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Throughout this reporting period, the market also reacted to developments related to the forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

The plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations continued to create significant pressure on the prices of their securities.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

In December 2015, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers.

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PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12.

The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure has been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen. Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic circumstances. While Gov. Padilla pressed the senators to consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” At the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill would establish a new authority that could issue bonds and called for as much as $3 billion to help the Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016.

There was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury. Meanwhile, the Government Development Bank for Puerto Rico (GDB) put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

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Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

As of January 29, 2016, the Fund was also invested in the municipal leases sector this reporting period, which accounted for 10.3% of the Fund’s total assets (10.5% of net assets), including some bonds issued in Puerto Rico. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 10.0% of the Fund’s total assets (10.1% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, two of which were issued in

14        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

the Commonwealth of Puerto Rico, made all scheduled payments of interest and principal on time and in full.

As of January 29, 2016, the Fund was invested in the hospital/healthcare sector, which represented 9.9% of total assets (10.1% of net assets). Most of the Fund’s holdings in this sector are investment grade, though the Fund also invests across the credit spectrum in this sector.

Tax increment financing (TIF) bonds constituted 7.7% of the Fund’s total assets (7.9% of net assets) on January 29, 2016. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by valuable collateral. On January 29, 2016, 5.9% of the Fund’s total assets (6.0% of net assets) were invested in the marine/aviation facilities sector. Our holdings in the sector included one bond issued in Puerto Rico and one issued in Guam at the end of this reporting period.

During this reporting period, the Fund maintained an investment in municipal inverse-

floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide welcomed levels of tax-free income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average

15        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 29, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds.

We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,
Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

16        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Special Tax	13.3%
General Obligation	12.4
Municipal Leases	10.3
Tobacco Master Settlement Agreement	10.0
Hospital/Healthcare	9.9
Tax Increment Financing (TIF)	7.7
Water Utilities	6.3
Marine/Aviation Facilities	5.9
Sales Tax Revenue	3.9
Electric Utilities	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of January 29, 2016, and are based on total assets. January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.3%	0.2%	0.5%
AA	36.0	0.0	36.0
A	22.4	2.6	25.0
BBB	16.6	11.2	27.8
BB or lower	9.5	1.2	10.7
Total	84.8%	15.2%	100.0%

The percentages above are based on the market value of the securities as of January 29, 2016, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

17        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 1/29/16
	Without Sales Charge	With Sales Charge
Class A	3.53%	3.45%
Class B	2.74	N/A
Class C	2.91	N/A
Class Y	3.73	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 1/31/16
Class A	2.43%
Class B	1.67
Class C	1.74
Class Y	2.73

TAXABLE EQUIVALENT YIELDS
As of 1/31/16
Class A	5.00%
Class B	3.44
Class C	3.58
Class Y	5.62

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	6- Month	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	2.76%	-0.27%	4.07%	3.43%	4.07%
Class B (OLCBX)	2/25/04	2.27	-1.05	3.16	2.88	3.80
Class C (OLCCX)	2/25/04	2.39	-1.01	3.28	2.65	3.27
Class Y (OLCYX)	11/29/10	2.88	-0.02	4.30	N/A	3.79
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16
	Inception Date	6- Month	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	0.45%	-2.51%	3.60%	3.19%	3.88%
Class B (OLCBX)	2/25/04	-1.73	-4.90	2.99	2.88	3.80
Class C (OLCCX)	2/25/04	1.39	-1.97	3.28	2.65	3.27
Class Y (OLCYX)	11/29/10	2.88	-0.02	4.30	N/A	3.79

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL

18        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5- year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

January 29, 2016 was the last business day of the Fund’s 6-month reporting period.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond 5- Year (4-6) Index, which is an index of a broad range of investment-grade municipal bonds and is the 4- to 6-year component of the Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0095 for the 26-day accrual period ended January 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0076, $0.0078 and $0.0101, respectively, for the 26-day accrual period ended January 26, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2016, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s California Short-Intermediate Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 22 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and California tax rate of 51.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is

19        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

20        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$1,000.00	$1,027.60	$4.90
Class B	1,000.00	1,022.70	8.84
Class C	1,000.00	1,023.90	8.64
Class Y	1,000.00	1,028.80	3.64

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.04	4.88
Class B	1,000.00	1,016.16	8.81
Class C	1,000.00	1,016.36	8.61
Class Y	1,000.00	1,021.28	3.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.97%
Class B	1.75
Class C	1.71
Class Y	0.72

22        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Municipal Bonds and Notes—100.2%
California—83.6%
$590,000	Adelanto, CA Improvement Agency, Series B	5.500%	12/01/2023	06/01/2016	A	$593,752

740,000	Adelanto, CA Public Financing Authority, Series B1	6.300	09/01/2028	03/01/2016	A	743,833

600,000	Adelanto, CA Public Utility Authority	6.250	07/01/2026	07/01/2019	A	673,182

200,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	224,162

100,000	Adelanto, CA Public Utility Authority	5.875	07/01/2022	07/01/2019	A	111,847

975,000	Adelanto, CA Public Utility Authority	6.625	07/01/2031	07/01/2019	A	1,102,423

5,985,000	Adelanto, CA Public Utility Authority	5.000	07/01/2024	12/08/2018	A	6,227,392

12,725,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	07/01/2019	A	14,556,509

1,750,000	Alameda, CA Corridor Transportation Authority[1]	5.000	10/01/2029	10/01/2023	A	2,103,710

1,000,000	Alameda, CA Corridor Transportation Authority[1]	5.450 [2]	10/01/2025	10/01/2017	A	1,070,780

55,000	Antelope Valley, CA Healthcare District[1]	5.200	01/01/2027	02/29/2016	A	55,176

20,000	Antelope Valley, CA Healthcare District[1]	5.200	01/01/2017	02/29/2016	A	20,086

2,000,000	Antelope Valley, CA Healthcare District[1]	5.200	01/01/2020	02/29/2016	A	2,007,820

180,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)	5.125	05/01/2023	02/29/2016	A	180,751

25,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)[1]	5.125	05/01/2019	02/29/2016	A	25,087

15,000	Aromas, CA Water District	5.600	09/01/2018	03/01/2016	A	15,036

15,000	Atwater, CA Redevel. Agency (Downtown Redevel.)	5.500	06/01/2019	02/29/2016	A	15,029

25,000	Auburn, CA Union School District COP[1]	5.750	09/01/2017	02/29/2016	A	25,098

120,000	Baldwin Park, CA Redevel. Agency[1]	5.750	09/01/2030	02/29/2016	A	120,308

260,000	Bay Area, CA Governments Association[1]	6.000	12/15/2024	06/15/2016	A	265,572

135,000	Beaumont, CA Financing Authority, Series A	7.000	09/01/2023	02/29/2016	A	135,502

25,000	Beaumont, CA Financing Authority, Series A	5.700	09/01/2035	02/29/2016	A	25,544

655,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2027	09/01/2023	A	733,855

740,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2025	09/12/2024	B	878,336

855,000	Beaumont, CA Financing Authority, Series C	5.500	09/01/2029	02/29/2016	A	867,321

25,000	Bell, CA Community Redevel. Agency Tax Allocation[1]	5.625	10/01/2033	02/29/2016	A	25,014

110,000	Blythe, CA Financing Authority (City Hall & County Courthouse)[1]	5.500	09/01/2027	03/01/2016	A	110,196

45,000	Brea & Olinda, CA Unified School District COP	5.500	08/01/2017	02/29/2016	A	45,208

100,000	Buena Park, CA Community Redevel. Agency[1]	5.250	09/01/2025	09/01/2018	A	109,272

23        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$100,000	Buena Park, CA Community Redevel. Agency[1]	5.625%	09/01/2033	09/01/2018	A	$110,381

50,000	CA ABAG Finance Authority for Nonprofit Corporation (Children’s Hospital & Research Center at Oakland)	5.250	12/01/2027	12/01/2017	A	54,265

25,000	CA ABAG Finance Authority for NonProfit Corporation COP (Over 60-CEI / LLMC / CEI Obligated Group)	5.200	11/15/2023	02/29/2016	A	25,102

40,000	CA ABAG Finance Authority for NonProfit Corporations (Bijou Woods Apartments)[1]	5.200	12/01/2021	03/01/2016	A	40,792

250,000	CA ABAG Finance Authority for NonProfit Corporations (Episcopal Senior Communities)[1]	5.000	07/01/2024	07/01/2022	A	288,872

8,625,000	CA ABAG Finance Authority for NonProfit Corporations (HSH / SRHF / SRMB Obligated Group)[1]	6.000	05/15/2029	05/15/2019	A	9,867,776

5,000	CA ABAG Finance Authority for NonProfit Corporations COP[1]	5.800	03/01/2023	02/29/2016	A	5,021

5,000	CA ABAG Finance Authority for NonProfit Corporations COP	5.600	11/01/2023	02/29/2016	A	5,022

205,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350	10/01/2029	02/29/2016	A	205,295

360,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.500	01/01/2033	02/29/2016	A	360,011

545,000	CA Communities Transportation Revenue COP[1]	5.250	06/01/2025	06/01/2022	A	635,557

575,000	CA Communities Transportation Revenue COP[1]	5.250	06/01/2026	06/01/2022	A	666,597

605,000	CA Communities Transportation Revenue COP[1]	5.250	06/01/2027	06/01/2022	A	697,166

515,000	CA Communities Transportation Revenue COP[1]	5.250	06/01/2024	06/01/2022	A	605,032

490,000	CA Communities Transportation Revenue COP[1]	5.250	06/01/2023	06/01/2022	A	581,527

65,000	CA Community College Financing Authority (GCCCD / PCCD / STTJCCD Obligated Group)[1]	5.000	04/01/2021	04/01/2016	A	65,355

680,000	CA Community College Financing Authority (GCCCD / PCCD / STTJCCD Obligated Group)[1]	5.625	04/01/2026	04/01/2016	A	683,516

55,000	CA County Tobacco Securitization Agency (Golden Gate Tobacco)[1]	4.500	06/01/2021	06/01/2017	A	55,101

435,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	02/29/2016	A	440,350

390,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2035	02/29/2016	A	395,284

7,055,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750	06/01/2029	02/29/2016	A	7,301,925

24        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$505,000	CA County Tobacco Securitization Agency (TASC)[1]	5.100%[2]	06/01/2028	06/01/2017	A	$505,353

10,700,000	CA County Tobacco Securitization Agency (TASC)	6.068 [3]	06/01/2046	06/01/2046		528,366

595,000	CA County Tobacco Securitization Agency (TASC)[1]	5.000	06/01/2026	02/29/2016	A	595,208

305,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	02/29/2016	A	305,098

220,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500	06/01/2033	02/29/2016	A	220,048

495,000	CA County Tobacco Securitization Agency (TASC)[1]	5.625	06/01/2023	02/29/2016	A	495,173

5,230,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2035	02/29/2016	A	5,231,621

170,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2027	02/29/2016	A	170,054

1,005,000	CA Dept. of Transportation COP	5.250	03/01/2016	02/29/2016	A	1,009,492

690,000	CA Dept. of Water Resources (Center Valley)	5.250	07/01/2022	02/29/2016	A	693,043

1,135,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.000	06/01/2022	06/01/2022		1,289,019

400,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.000	06/01/2024	06/01/2022	A	452,536

65,000	CA Educational Facilities Authority (California Western School of Law)	5.000	10/01/2018	02/29/2016	A	65,253

80,000	CA Educational Facilities Authority (California Western School of Law)[1]	5.000	10/01/2028	02/29/2016	A	80,164

1,390,000	CA Educational Facilities Authority (Dominican University of California)[1]	5.000	12/01/2036	12/01/2016	A	1,427,308

120,000	CA Educational Facilities Authority (Southwestern Law School)[1]	5.000	11/01/2023	02/29/2016	A	120,294

235,000	CA Educational Facilities Authority (University of Redlands)	5.000	10/01/2025	02/29/2016	A	235,916

3,975,000	CA GO1	5.000	09/01/2028	03/01/2016	A	3,991,973

5,000	CA GO	5.200	11/01/2031	02/29/2016	A	5,020

1,465,000	CA GO1	5.900	04/01/2023	04/01/2016	A	1,479,328

5,000	CA GO	5.000	10/01/2028	02/29/2016	A	5,021

5,000	CA GO1	5.600	09/01/2021	03/01/2016	A	5,024

10,000	CA GO1	5.625	09/01/2024	03/01/2016	A	10,048

75,000	CA GO1	5.000	09/01/2032	09/01/2016	A	77,089

500,000	CA GO1	5.000	08/01/2025	02/01/2017	A	522,725

1,995,000	CA GO1	5.750	11/01/2017	05/01/2016	A	2,023,648

5,000	CA GO1	6.000	08/01/2019	08/01/2016	A	5,147

90,000	CA GO1	6.000	08/01/2024	08/01/2016	A	92,588

20,000	CA GO1	6.000	05/01/2018	05/01/2016	A	20,300

5,000	CA GO1	6.000	05/01/2024	05/01/2016	A	5,074

75,000	CA GO1	5.900	03/01/2025	03/01/2016	A	75,380

230,000	CA GO1	5.900	04/01/2023	04/01/2016	A	232,249

55,000	CA GO1	6.000	10/01/2021	04/01/2016	A	55,554

65,000	CA GO1	5.600	09/01/2021	03/01/2016	A	65,316

10,000	CA GO1	5.750	11/01/2017	05/01/2016	A	10,144

25        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$20,000	CA GO1	5.250%	06/01/2016	06/01/2016		$20,350

35,000	CA GO	5.000	10/01/2023	02/29/2016	A	35,145

20,000	CA GO	5.125	10/01/2027	02/29/2016	A	20,086

45,000	CA GO1	6.000	03/01/2024	03/01/2016	A	45,231

5,000	CA GO	5.000	10/01/2018	02/29/2016	A	5,021

1,305,000	CA GO1	5.000	11/01/2032	11/01/2017	A	1,398,921

4,970,000	CA GO1	5.250	09/01/2024	09/01/2021	A	6,018,918

5,000	CA GO	5.000	10/01/2017	02/29/2016	A	5,021

20,000	CA GO	5.000	10/01/2023	02/29/2016	A	20,083

25,000	CA GO1	5.500	03/01/2020	03/01/2016	A	25,119

85,000	CA GO1	5.750	03/01/2023	03/01/2016	A	85,420

110,000	CA GO1	5.375	06/01/2026	06/01/2016	A	111,905

10,000	CA GO1	4.750	02/01/2017	02/29/2016	A	10,039

80,000	CA GO1	5.250	06/01/2017	06/01/2016	A	81,386

195,000	CA GO1	5.250	06/01/2021	06/01/2016	A	198,350

40,000	CA GO1	5.625	05/01/2026	02/29/2016	A	40,187

65,000	CA GO1	5.500	04/01/2019	04/01/2016	A	65,601

15,000	CA GO1	5.500	03/01/2020	03/01/2016	A	15,072

110,000	CA GO1	5.000	12/01/2026	12/01/2016	A	114,283

15,000	CA GO1	5.375	06/01/2026	06/01/2016	A	15,257

905,000	CA GO1	6.250	10/01/2019	04/01/2016	A	914,530

10,000	CA GO1	5.625	10/01/2026	04/01/2016	A	10,092

235,000	CA GO1	5.625	10/01/2023	04/01/2016	A	237,188

25,000	CA GO	5.000	06/01/2017	02/29/2016	A	25,105

40,000	CA GO1	5.000	11/01/2022	05/01/2016	A	40,492

4,000,000	CA GO1	5.000	08/01/2028	08/01/2025	A	4,967,920

125,000	CA GO1	5.000	11/01/2022	05/01/2016	A	126,537

5,000	CA GO	5.000	10/01/2018	02/29/2016	A	5,021

80,000	CA GO1	5.625	10/01/2021	04/01/2016	A	80,754

25,000	CA GO	5.250	04/01/2019	02/29/2016	A	25,110

25,000	CA GO	5.250	04/01/2021	02/29/2016	A	25,110

605,000	CA GO1	6.250	10/01/2019	04/01/2016	A	611,371

25,000	CA GO	5.250	04/01/2018	02/29/2016	A	25,110

20,000	CA GO1	5.500	10/01/2022	04/01/2016	A	20,184

50,000	CA GO	5.000	06/01/2019	02/29/2016	A	50,210

5,000	CA GO	5.000	10/01/2022	02/29/2016	A	5,021

2,000,000	CA Health Facilities Financing Authority (CHCW)[1]	5.250	03/01/2024	03/01/2016	A	2,008,680

3,000,000	CA Health Facilities Financing Authority (El Camino Hospital)[1]	5.000	02/01/2033	02/01/2025	A	3,461,460

1,750,000	CA Health Facilities Financing Authority (El Camino Hospital)[1]	5.000	02/01/2032	02/01/2025	A	2,032,660

5,000	CA Health Facilities Financing Authority (FF/OCTC/SCADP Obligated Group)	6.500	12/01/2022	02/29/2016	A	5,026

1,890,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)[1]	5.625	07/01/2019	02/29/2016	A	1,898,373

35,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)	5.250	06/01/2023	02/29/2016	A	35,144

26        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$50,000	CA Health Facilities Financing Authority (SCADP)[1]	5.150%	05/01/2016	02/29/2016	A	$50,208

10,000	CA Health Facilities Financing Authority (Sunny View Lutheran Home)[1]	5.500	01/01/2019	02/29/2016	A	10,039

110,000	CA Health Facilities Financing Authority (Sunny View Lutheran Home)	5.100	01/01/2024	02/29/2016	A	110,439

1,000,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.250	08/15/2031	08/15/2021	A	1,192,910

5,650,000	CA HFA (Home Mtg.)[1]	5.300	08/01/2023	08/01/2017	A	5,816,279

2,000,000	CA HFA (Home Mtg.)[1]	4.950	08/01/2026	02/29/2016	A	2,002,840

3,000,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2028	08/01/2017	A	3,065,220

1,000,000	CA HFA (Home Mtg.)[1]	4.950	08/01/2023	02/01/2017	A	1,026,390

1,160,000	CA HFA (Home Mtg.)[1,4]	5.500	08/01/2042	08/01/2016	A	1,190,775

1,075,000	CA HFA, Series E1	5.000	02/01/2024	02/29/2016	A	1,077,268

10,000	CA Infrastructure and Economic Devel. (Energy Efficiency)	5.000	03/01/2017	02/29/2016	A	10,042

65,000	CA Infrastructure and Economic Devel. (Scripps Research Institute)	5.625	07/01/2020	02/29/2016	A	65,294

3,550,000	CA Infrastructure and Economic Devel. (Scripps Research Institute)[1]	5.750	07/01/2030	02/29/2016	A	3,565,691

45,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	03/31/2016	A	54,647

465,000	CA Municipal Finance Authority (Biola University)[1]	5.000	10/01/2030	10/01/2023	A	525,659

50,000	CA Municipal Finance Authority (Biola University)[1]	5.625	10/01/2023	04/01/2018	A	54,089

335,000	CA Municipal Finance Authority (Biola University)[1]	5.000	10/01/2029	10/01/2023	A	380,600

1,025,000	CA Municipal Finance Authority (Community Hospitals of Central California)[1]	5.250	02/01/2024	02/01/2019	A	1,146,616

230,000	CA Municipal Finance Authority (Emerson College)[1]	5.000	01/01/2028	01/01/2022	A	261,059

1,100,000	CA Municipal Finance Authority (NorthBay Healthcare Group)[1]	5.000	11/01/2035	11/01/2024	A	1,232,704

440,000	CA Municipal Finance Authority (NorthBay Healthcare Group)[1]	5.000	11/01/2030	11/01/2024	A	498,067

1,030,000	CA Pollution Control Financing Authority (Southern California Water Company)	5.500	12/01/2026	02/29/2016	A	1,034,264

95,000	CA Public Works[1]	6.625	11/01/2034	05/08/2016	A	95,446

10,000	CA Public Works	5.250	10/01/2016	02/29/2016	A	10,043

45,000	CA Public Works (California Community Colleges)[1]	5.125	06/01/2029	02/29/2016	A	45,191

270,000	CA Public Works (California Community Colleges)[1]	5.000	12/01/2017	02/29/2016	A	274,533

90,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	02/29/2016	A	90,390

70,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	02/29/2016	A	70,303

27        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$50,000	CA Public Works (California Community Colleges)[1]	5.000%	10/01/2024	02/29/2016	A	$50,207

15,000	CA Public Works (California Community Colleges)	5.125	06/01/2025	02/29/2016	A	15,063

25,000	CA Public Works (California Community Colleges)[1]	5.000	12/01/2016	02/29/2016	A	25,103

50,000	CA Public Works (California Community Colleges)	5.125	09/01/2016	02/29/2016	A	50,211

60,000	CA Public Works (California Community Colleges)[1]	5.000	12/01/2016	02/29/2016	A	60,247

215,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	02/29/2016	A	215,905

50,000	CA Public Works (California Science Center)	5.250	10/01/2022	02/29/2016	A	50,206

245,000	CA Public Works (California Science Center)[1]	5.250	10/01/2017	02/29/2016	A	246,056

2,000,000	CA Public Works (California State Prisons)[1]	5.750	10/01/2031	10/01/2021	A	2,477,700

50,000	CA Public Works (California State University)	5.375	10/01/2017	02/29/2016	A	50,221

50,000	CA Public Works (California State University)[1]	5.375	10/01/2016	02/29/2016	A	50,222

750,000	CA Public Works (Dept. of Corrections and Rehabilitation)[1]	5.750	11/01/2029	11/01/2019	A	879,405

50,000	CA Public Works (Dept. of Corrections)[1]	5.250	09/01/2016	02/29/2016	A	50,211

45,000	CA Public Works (Dept. of Corrections)[1]	5.000	09/01/2018	02/29/2016	A	45,164

110,000	CA Public Works (Dept. of Corrections)[1]	5.000	09/01/2018	02/29/2016	A	110,400

350,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	02/29/2016	A	351,547

45,000	CA Public Works (Dept. of Corrections)	5.625	10/01/2020	02/29/2016	A	45,200

370,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2018	02/29/2016	A	371,661

125,000	CA Public Works (Dept. of Corrections)	5.375	10/01/2016	02/29/2016	A	125,555

65,000	CA Public Works (Dept. of Corrections)[1]	5.500	10/01/2017	02/29/2016	A	65,294

2,000,000	CA Public Works (Dept. of Forestry & Fire Protection)[1]	5.000	04/01/2026	04/01/2016	A	2,015,520

20,000	CA Public Works (Dept. of Justice Building)	5.250	11/01/2020	02/29/2016	A	20,082

50,000	CA Public Works (Dept. of Justice)	5.125	11/01/2017	02/29/2016	A	50,210

30,000	CA Public Works (Dept. of Justice)	5.250	11/01/2016	02/29/2016	A	30,130

35,000	CA Public Works (Dept. of Mental Health)	5.250	04/01/2023	02/29/2016	A	35,154

30,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2018	02/29/2016	A	30,135

10,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	02/29/2016	A	10,045

875,000	CA Public Works (Judicial Council)[1]	5.000	03/01/2026	03/01/2023	A	1,067,395

3,000,000	CA Public Works (Judicial Council)[1]	5.250	12/01/2026	12/01/2021	A	3,644,220

25,000	CA Public Works (Library & Courts Annex)[1]	5.000	05/01/2018	04/30/2016	A	24,997

460,000	CA Public Works (State Universities)	5.400	10/01/2022	02/29/2016	A	462,029

1,130,000	CA Public Works (State Universities)	5.500	12/01/2018	02/29/2016	A	1,135,141

28        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$50,000	CA Public Works (Trustees California State University)[1]	5.000%	10/01/2019	02/29/2016	A	$50,664

20,000	CA Public Works (Various California State Universities)	5.550	09/01/2016	02/29/2016	A	20,092

2,295,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	02/29/2016	A	2,330,963

140,000	CA Public Works (Various Community Colleges)	5.200	09/01/2017	02/29/2016	A	140,598

1,020,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	02/29/2016	A	1,024,804

1,390,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2016	02/29/2016	A	1,393,183

1,160,000	CA Public Works (Various State Universities)	5.400	10/01/2022	02/29/2016	A	1,165,116

135,000	CA Public Works (Various State Universities)	5.400	10/01/2022	02/29/2016	A	135,595

30,000	CA Public Works Board (California Highway Patrol)	5.250	11/01/2020	02/29/2016	A	30,124

680,000	CA School Finance Authority Charter School (Coastal Academy)[1]	5.000	10/01/2022	03/26/2020	B	756,439

25,000	CA Statewide CDA	6.625	09/01/2027	03/01/2016	A	25,143

7,000,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	07/03/2020	B	7,731,500

1,025,000	CA Statewide CDA (Cathedral City Heritage Park / Glendale Heritage Park Obligated Group)	5.200	06/01/2036	02/29/2016	A	1,030,586

100,000	CA Statewide CDA (CHF-Irvine-UCI East Campus Apartments)[1]	6.000	05/15/2023	05/15/2018	A	109,837

2,330,000	CA Statewide CDA (DHlth / BMH / CmntyHOSB / MSrH / SFMH / SNVMMH / CMF Obligated Group)[1]	5.500	07/01/2031	07/01/2017	A	2,477,675

2,825,000	CA Statewide CDA (DHlth / BMH / CmntyHOSB / MSrH / SFMH / SNVNNH / CMF Obligated Group)[1]	5.500	07/01/2030	06/29/2017	A	3,004,472

45,000	CA Statewide CDA (Escrow Term)	6.750	09/01/2037	02/29/2016	A	45,099

1,500,000	CA Statewide CDA (EVLAJHA / GVLAJHA / JHAGS / LAJHFTA / FEV / JHAW / BCSC / ASN Obligated Group)	4.750	08/01/2020	11/01/2016	A	1,511,775

3,745,000	CA Statewide CDA (John Muir Health)[1]	5.000	08/15/2034	08/15/2016	A	3,836,078

2,220,000	CA Statewide CDA (John Muir Health)[1]	5.000	08/15/2029	08/15/2016	A	2,275,345

2,575,000	CA Statewide CDA (John Muir Health)[1]	5.000	08/15/2028	08/15/2016	A	2,639,349

185,000	CA Statewide CDA (John Muir Health)[1]	5.000	08/15/2036	08/15/2016	A	189,470

615,000	CA Statewide CDA (KCG/KHAM/KHPAM/KFHP/KFH Obligated Group)[1]	5.250	08/01/2031	08/01/2016	A	628,020

355,000	CA Statewide CDA (Rio Bravo)	6.300	12/01/2018	02/29/2016	A	355,035

3,225,000	CA Statewide CDA (Sherman Oaks Health System)[1]	5.000	08/01/2022	12/02/2020	B	3,713,523

29        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$300,000	CA Statewide CDA (SJHS / SJHO / SJHosp / MHRMC / QVHN / SRMH / SAHS / SJHE / RMHF / CHlthSys /MHL / MHPT Obligated Group)[1]	5.125%	07/01/2024	07/01/2018	A	$330,345

450,000	CA Statewide CDA (Water & Wastewater)	5.125	10/01/2022	02/29/2016	A	451,804

25,000	CA Statewide CDA Community Facilities District	6.350	09/01/2021	02/29/2016	A	25,074

790,000	CA Statewide CDA COP (CVHP / CVMC / FH Obligated Group)[1]	5.125	04/01/2023	02/29/2016	A	791,572

120,000	CA Statewide CDA COP (Internext Group)[1]	5.375	04/01/2030	02/29/2016	A	120,414

365,000	CA Statewide CDA School Facilities (47th & Main)[1]	5.125	07/01/2022	09/05/2019	A	392,094

20,000	CA Statewide CDA Water & Wastewater[1]	5.000	10/01/2031	02/29/2016	A	20,077

5,000	CA Statewide CDA Water & Wastewater	5.250	10/01/2027	02/29/2016	A	5,022

5,000	CA Statewide CDA Water & Wastewater	5.750	10/01/2025	02/29/2016	A	5,023

1,570,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625	05/01/2029	02/29/2016	A	1,596,376

3,293,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625	05/01/2029	02/29/2016	A	3,348,322

10,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.125	05/01/2017	02/29/2016	A	10,003

3,395,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000	05/01/2037	02/29/2016	A	3,452,036

50,000	CA Water Resource Devel. GO, Series L	4.500	08/01/2017	02/29/2016	A	50,185

25,000	CA Water Resource Devel. GO, Series P & N	5.000	06/01/2020	02/29/2016	A	25,105

60,000	CA Water Resource Devel. GO, Series Q	5.000	03/01/2016	02/29/2016	A	60,255

15,000	CA Water Resource Devel. GO, Series Q & R	5.000	03/01/2017	02/29/2016	A	15,063

15,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	5.000	09/01/2024	02/29/2016	A	15,396

35,000	Calabasas, CA Special Tax Community Facilities District 98-1	5.650	09/01/2020	03/01/2016	A	35,086

10,000	Calabasas, CA Special Tax Community Facilities District 98-1	5.750	09/01/2028	03/01/2016	A	10,017

250,000	Campbell, CA COP (Civic Center)	5.250	10/01/2028	02/29/2016	A	251,102

15,000	Campbell, CA Redevel. Agency Tax Allocation[1]	5.800	10/01/2027	02/29/2016	A	15,031

15,000	Carlsbad, CA Hsg. & Redevel. Commission (Village Redevel.)[1]	5.300	09/01/2023	03/01/2016	A	15,033

35,000	Carlsbad, CA Hsg. and Redevel. Commission Tax Allocation[1]	5.250	09/01/2019	03/01/2016	A	35,098

30,000	Carlsbad, CA Improvement Bond Act 1915	6.000	09/02/2022	03/02/2016	A	30,110

30        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$50,000	Carlsbad, CA Improvement Bond Act 1915	5.550%	09/02/2028	03/02/2016	A	$50,134

60,000	Carson, CA Improvement Bond Act 1915	7.375	09/02/2022	03/02/2016	A	60,196

1,985,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	04/01/2016	A	2,006,021

50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.625	09/01/2023	09/25/2022	B	46,692

50,000	Cathedral City, CA Special Tax Community Facilities District No. 1	6.700	09/01/2030	01/10/2028	B	46,618

5,000	Central CA Unified School District	5.625	03/01/2018	03/01/2016	A	5,024

150,000	Chico, CA Public Financing Authority[1]	5.000	04/01/2018	02/29/2016	A	150,529

110,000	Chico, CA Public Financing Authority[1]	5.000	04/01/2019	02/29/2016	A	110,374

850,000	Chico, CA Unified School District[1]	5.000	08/01/2025	08/01/2018	A	937,414

2,980,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2032	09/01/2025	A	3,459,899

900,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2030	09/01/2025	A	1,057,482

1,230,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2028	09/01/2025	A	1,464,106

1,280,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2029	09/01/2025	A	1,512,192

950,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2031	09/01/2025	A	1,110,740

1,750,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.000	12/01/2027	02/29/2016	A	1,792,105

7,250,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.000	12/01/2027	02/29/2016	A	7,424,435

1,250,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.000	12/01/2027	02/29/2016	A	1,280,075

55,000	Colton, CA Community Facilities District Special Tax	5.800	09/01/2018	03/01/2016	A	55,144

1,710,000	Compton, CA Community College District[1]	5.000	07/01/2020	07/01/2020		1,952,529

1,895,000	Compton, CA Community College District[1]	5.000	07/01/2021	07/01/2021		2,209,039

1,310,000	Compton, CA Community College District[1]	5.000	07/01/2023	07/01/2022	A	1,540,154

410,000	Compton, CA Sewer[1]	5.375	09/01/2023	02/29/2016	A	410,594

25,000	Concord, CA GO	5.000	08/01/2017	02/29/2016	A	25,081

465,000	Contra Costa County, CA Public Financing Authority (Pleasant Hill Bart)[1]	5.125	08/01/2019	02/29/2016	A	465,191

100,000	Corona-Norco, CA Unified School District Community Facilities District No. 06-1	6.000	09/01/2027	03/01/2016	A	102,258

25,000	Corona-Norco, CA Unified School District Public Financing Authority	5.000	09/01/2026	03/01/2016	A	25,357

35,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.875	10/01/2020	10/01/2020		42,321

185,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.000	10/01/2021	10/01/2021		231,540

5,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.000	10/01/2016	10/01/2016		5,137

315,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.750	10/01/2027	10/01/2021	A	415,973

31        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$120,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.625%	10/01/2018	10/01/2018		$135,320

115,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.250	10/01/2017	10/01/2017		124,113

155,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	6.875	10/01/2019	10/01/2019		182,371

130,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.250	10/01/2021	10/01/2021		164,425

110,000	Cudahy, CA Community Devel. Commission Tax Allocation[1]	7.125	10/01/2020	10/01/2020		134,183

25,000	Culver City, CA Redevel. Agency[1]	5.500	11/01/2020	02/29/2016	A	25,431

25,000	Culver City, CA Redevel. Finance Authority[1]	5.500	11/01/2019	02/29/2016	A	25,431

15,000	Culver City, CA Redevel. Finance Authority	5.600	11/01/2025	02/29/2016	A	15,066

20,000	Cypress, CA Improvement Bond Act 1915 (Business and Professional Center)	5.700	09/02/2022	02/29/2016	A	20,044

1,000,000	Davis, CA Redevel. Agency Tax Allocation[1]	6.500	12/01/2026	12/01/2021	A	1,255,940

975,000	Delano, CA Union High School District[1]	5.100	02/01/2023	02/01/2023		1,189,636

510,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation (Merged Redevel.)[1]	6.000	09/01/2023	09/01/2019	A	580,676

300,000	Dinuba, CA Redevel. Agency Tax Allocation[1]	5.750	09/01/2028	06/23/2020	A	341,046

50,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1]	5.125	08/01/2028	08/01/2016	A	50,419

360,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1]	5.125	08/01/2020	08/01/2016	A	364,982

20,000	Eastside, CA Union School District[1]	5.125	08/01/2026	08/01/2016	A	20,417

145,000	El Cerrito, CA Redevel. Agency Tax Allocation[1]	5.000	07/01/2019	02/29/2016	A	145,287

630,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[1]	5.000	09/01/2026	09/01/2022	A	735,386

800,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[1]	5.000	09/01/2027	09/01/2022	A	928,864

45,000	El Monte, CA COP (Dept. of Public Social Services Facility)[1]	5.000	06/01/2019	06/01/2016	A	45,564

3,240,000	Emery, CA Unified School District[1]	6.500	08/01/2031	08/01/2021	A	4,091,537

1,170,000	Emery, CA Unified School District[1]	6.250	08/01/2026	08/01/2021	A	1,453,479

5,000	Fairfield, CA Improvement Bond Act 1915 (Green Valley Road/Mangels Blvd.)	7.375	09/02/2018	09/01/2016	B	5,172

15,000	Florin, CA Resource Conservation District COP	6.000	02/01/2029	04/04/2027	B	6,299

845,000	Folsom, CA Public Financing Authority	5.000	09/01/2023	09/01/2017	A	879,299

25,000	Folsom, CA Public Financing Authority	5.625	09/02/2020	03/02/2016	A	25,060

15,000	Folsom, CA Public Financing Authority	5.400	09/02/2020	03/02/2016	A	15,037

32        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$1,665,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.250%	09/01/2020	02/29/2016	A	$1,672,176

250,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.000	10/01/2022	02/29/2016	A	250,975

725,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500	09/01/2032	02/29/2016	A	733,620

95,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.000	09/01/2023	02/29/2016	A	95,386

25,000	Fontana, CA Redevel. Agency (Downtown Redevel.)[1]	5.000	09/01/2021	02/29/2016	A	25,056

200,000	Fontana, CA Redevel. Agency (Downtown Redevel.)	5.000	09/01/2016	02/29/2016	A	200,644

220,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	04/01/2016	A	221,272

40,000	Fontana, CA Redevel. Agency (Sierra Corridor Commercial Redevel.)[1]	5.450	09/01/2029	02/29/2016	A	40,083

550,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)[1]	5.000	09/01/2022	02/29/2016	A	551,523

265,000	Fontana, CA Special Tax (Citrus)	5.000	09/01/2020	03/01/2016	A	268,368

1,045,000	Fontana, CA Special Tax Community Facilities District No. 2-A1	5.250	09/01/2017	03/01/2016	A	1,049,797

100,000	Freshwater, CA School District[1]	5.000	08/01/2025	08/01/2016	A	101,615

110,000	Fresno, CA Joint Powers Financing Authority[1]	5.250	08/01/2018	02/29/2016	A	110,273

870,000	Fresno, CA Joint Powers Financing Authority[1]	5.000	04/01/2022	04/01/2018	A	905,270

30,000	Fresno, CA Joint Powers Financing Authority	5.000	06/01/2020	02/29/2016	A	30,126

10,000	Fresno, CA Joint Powers Financing Authority[1]	5.000	06/01/2019	02/29/2016	A	10,042

140,000	Fresno, CA Joint Powers Financing Authority[1]	5.750	06/01/2026	02/29/2016	A	142,999

65,000	Fresno, CA Joint Powers Financing Authority[1]	5.000	06/01/2028	02/29/2016	A	65,127

2,160,000	Fresno, CA Joint Powers Financing Authority[1]	5.250	10/01/2024	02/29/2016	A	2,162,074

25,000	Fresno, CA Joint Powers Financing Authority[1]	5.125	06/01/2031	02/29/2016	A	25,047

135,000	Fullerton, CA Redevel. Agency COP[1]	5.000	04/01/2026	04/01/2017	A	140,403

400,000	Galt, CA Redevel. Agency Tax Allocation[1]	7.375	09/01/2033	09/01/2021	A	499,136

50,000	Granada, CA Sanitation District Improvement Bond Act 1915	5.700	09/02/2016	03/02/2016	A	50,173

20,000	Granada, CA Sanitation District Improvement Bond Act 1915	6.125	09/02/2022	03/02/2016	A	20,052

425,000	Grand Terrace, CA Community Redevel. Agency[1]	5.100	09/01/2022	09/01/2019	A	482,358

20,000	Greenfield, CA Union School District	6.250	09/01/2030	03/01/2016	A	20,652

10,000	Guadalupe, CA Redevel. Agency Tax Allocation[1]	5.125	08/01/2035	02/29/2016	A	10,031

33        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$1,475,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation	5.250%	12/01/2022	02/29/2016	A	$1,481,077

1,000,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation	5.250	12/01/2023	02/29/2016	A	1,004,120

85,000	Hawthorne, CA Community Redevel. Agency	5.000	09/01/2018	03/01/2016	A	85,367

75,000	Hawthorne, CA Community Redevel. Agency	5.000	09/01/2024	03/01/2016	A	75,324

3,220,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.125	10/01/2025	04/01/2016	A	3,232,397

150,000	Hawthorne, CA Parking Authority	8.125	09/01/2019	03/01/2016	A	150,643

30,000	Hayward, CA Improvement Bond Act 1915	7.100	09/02/2018	03/02/2016	A	30,125

100,000	Hayward, CA Unified School District[1]	5.000	08/01/2023	08/01/2016	A	102,407

125,000	Hayward, CA Unified School District[1]	5.250	08/01/2028	08/01/2016	A	128,166

10,000	Hollister, CA Improvement Bond Act 1915	7.125	09/02/2022	03/02/2016	A	10,330

5,000	Huntington Beach, CA Community Facilities District[1]	5.400	10/01/2020	04/01/2016	A	5,039

20,000	Huntington Beach, CA Community Facilities District Special Tax	6.250	09/01/2027	03/01/2016	A	20,037

1,055,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2025	09/01/2018	A	1,130,928

1,115,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2026	09/01/2018	A	1,193,507

15,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)	5.000	08/01/2024	02/29/2016	A	15,061

100,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)[1]	5.000	08/01/2018	08/01/2016	A	101,909

25,000	Huntington Park, CA Public Financing Authority	5.000	09/01/2022	02/29/2016	A	25,343

2,735,000	Imperial, CA Public Financing Authority (Water Facility)[1]	5.000	10/15/2026	10/15/2022	A	3,135,021

20,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2004-3	5.400	09/02/2023	03/02/2016	A	20,479

710,000	Irvine, CA Improvement Bond Act 1915[1]	5.000	09/02/2025	09/02/2023	A	839,184

60,000	Kern Valley, CA Healthcare District	5.250	08/01/2021	02/29/2016	A	60,247

2,000,000	Kern, CA Community College District[1]	5.250	11/01/2031	11/01/2018	A	2,227,520

10,000	La Habra, CA Redevel. Agency Community Facilities District	6.000	09/01/2019	02/29/2016	A	10,028

45,000	La Mesa, CA Improvement Bond Act 1915	5.750	09/02/2023	03/02/2016	A	45,101

5,000	Lancaster, CA Community Facilities District Special Tax	6.000	10/01/2016	04/01/2016	A	5,034

615,000	Lancaster, CA Redevel. Agency[1]	5.500	12/01/2028	12/01/2020	A	719,538

55,000	Lathrop, CA Financing Authority (Water Supply)	5.700	06/01/2019	06/01/2016	A	55,940

34        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$10,000	Lathrop, CA Financing Authority (Water Supply)	5.750%	06/01/2020	06/01/2016	A	$10,171

150,000	Lawndale, CA Elementary School District[1]	5.000	08/01/2029	08/01/2016	A	153,331

230,000	Lincoln, CA Public Financing Authority[1]	5.000	08/01/2028	08/01/2016	A	232,613

50,000	Livermore, CA Redevel. Agency Tax Allocation[1]	5.250	08/01/2018	02/29/2016	A	50,332

925,000	Livermore, CA Redevel. Agency Tax Allocation[1]	5.000	08/01/2026	02/29/2016	A	930,837

2,000,000	Lodi, CA Public Financing Authority[1]	5.250	10/01/2026	04/01/2022	A	2,300,660

370,000	Long Beach, CA Bond Finance Authority[1]	5.250	11/15/2023	11/15/2023		447,759

500,000	Long Beach, CA Bond Finance Authority (Rainbow Harbor)[1]	5.000	05/01/2024	05/01/2016	A	516,105

620,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.000	11/15/2017	11/15/2017		661,118

685,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.250	11/15/2018	11/15/2018		755,425

850,000	Long Beach, CA Marina[1]	5.000	05/15/2027	05/15/2025	A	1,004,674

50,000	Long Beach, CA Special Tax (Pike)	6.250	10/01/2026	02/29/2016	A	50,109

500,000	Long Beach, CA Unified School District[1]	5.750	08/01/2033	08/01/2019	A	584,350

5,585,000	Los Angeles County, CA Community College District[1]	5.000	08/01/2029	08/01/2024	A	6,899,318

5,000	Los Angeles County, CA Community Facilities District No. 4 Special Tax	7.750	09/01/2017	03/01/2016	A	5,026

25,000	Los Angeles County, CA Community Facilities District No. 5 (Rowland Heights Area)[1]	5.000	09/01/2019	03/01/2016	A	25,107

85,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)	6.400	09/01/2022	03/01/2016	A	85,294

60,000	Los Angeles, CA Community Redevel. Agency (Freeway Recovery)	6.000	09/01/2031	02/29/2016	A	60,230

50,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.200	12/01/2017	02/29/2016	A	50,188

120,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.200	12/01/2019	02/29/2016	A	120,500

80,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.250	12/01/2021	02/29/2016	A	80,337

125,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.250	12/01/2020	02/29/2016	A	125,526

50,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.200	12/01/2018	02/29/2016	A	50,208

10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[5,9]	5.375	05/15/2025	01/30/2016	A	10,980,590

500,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)[1]	5.000	05/15/2025	05/15/2016	A	506,430

2,605,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)[1]	5.000	05/15/2022	05/15/2016	A	2,640,741

15,000	Los Angeles, CA Dept. of Water & Power	4.750	08/15/2017	02/29/2016	A	15,060

35        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$100,000	Los Angeles, CA Dept. of Water & Power[1]	5.000%	07/01/2026	07/01/2016	A	$102,003

125,000	Los Angeles, CA Dept. of Water & Power[1]	5.000	07/01/2031	07/01/2016	A	127,465

10,000	Los Angeles, CA Dept. of Water & Power	4.750	10/15/2020	02/29/2016	A	10,040

500,000	Los Angeles, CA Harbor Dept.[1]	5.000	08/01/2024	08/01/2016	A	521,390

60,000	Los Angeles, CA Mtg. (Section 8)[1]	5.350	07/01/2022	02/29/2016	A	60,161

10,000	Los Angeles, CA Mtg. (Section 8)[1]	6.500	07/01/2022	02/29/2016	A	10,036

30,000	Los Angeles, CA Multifamily Hsg. (Earthquake Rehabilitation)[1]	5.900	01/01/2030	02/29/2016	A	30,066

10,000	Los Angeles, CA Municipal Improvement Corp. (Figueroa Plaza)	5.000	08/01/2023	02/29/2016	A	10,041

145,000	Los Angeles, CA Municipal Improvement Corp. (Figueroa Plaza)	5.000	08/01/2027	02/29/2016	A	145,594

70,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	02/29/2016	A	70,303

70,000	Los Angeles, CA State Building Authority	5.500	10/01/2018	02/29/2016	A	70,303

205,000	Los Angeles, CA State Building Authority	5.500	10/01/2019	02/29/2016	A	205,888

200,000	Los Angeles, CA State Building Authority	5.500	10/01/2017	02/29/2016	A	200,866

7,100,000	Los Angeles, CA Unified School District[1]	5.000	07/01/2024	07/01/2016	A	7,240,651

325,000	Madera County, CA Board of Education COP[1]	6.125	10/01/2036	10/01/2021	A	391,076

1,010,000	Madera County, CA COP (Valley Children’s Hospital)	5.000	03/15/2023	02/29/2016	A	1,013,666

455,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750	03/15/2028	02/29/2016	A	456,702

50,000	Mammoth Lakes, CA Community Facilities District (North Village Area)	5.750	10/01/2033	04/01/2016	A	50,156

1,285,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 1989[1]	5.000	09/01/2027	09/01/2023	A	1,506,097

1,025,000	Marysville, CA (Fremont-Rideout Health Group / Rideout Memorial Hospital/United Com-Serve Obligated Group)[1]	5.250	01/01/2027	01/01/2021	A	1,168,787

25,000	Maywood, CA Public Financing Authority	6.500	09/01/2018	03/01/2016	A	25,069

580,000	Mendocino Coast, CA Healthcare District[1,4]	5.875	02/01/2020	02/29/2016	A	582,303

5,000	Milpitas, CA Improvement Bond Act 1915	5.700	09/02/2018	03/02/2016	A	5,164

450,000	Modesto, CA COP (Golf Course)[1]	5.000	11/01/2023	08/04/2020	B	487,584

1,000,000	Monrovia, CA Redevel. Agency (Central Redev. Project Area No. 1)[1]	5.000	08/01/2026	08/01/2022	A	1,141,510

2,000,000	Montclair, CA Redevel. Agency Tax Allocation[1]	5.300	10/01/2030	02/29/2016	A	2,005,620

36        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$470,000	Montebello, CA Public Financing Authority (Montebello Hotel)[1]	5.000%	12/01/2024	12/01/2017	A	$500,512

1,050,000	Montebello, CA Public Financing Authority (Montebello Hotel)[1]	5.000	12/01/2028	12/01/2017	A	1,109,892

20,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)	5.700	03/01/2016	03/01/2016		20,099

40,000	Monterey, CA Joint Powers Financing Authority (Materials Recovery Facilities)	5.750	03/01/2017	03/01/2016	A	40,380

355,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500	09/01/2031	03/01/2016	A	366,388

25,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)	5.000	09/01/2028	03/01/2016	A	25,036

100,000	National City, CA Community Devel. Commission Tax Allocation (National City Redevel.)[1]	5.250	08/01/2019	08/01/2019		113,505

260,000	Needles, CA Public Utility Authority	6.650	02/01/2032	02/29/2016	A	260,133

100,000	Northern, CA Inyo County Local Hospital District[1]	5.600	08/01/2035	02/29/2016	A	100,243

835,000	Northern, CA Inyo County Local Hospital District[1]	6.375	12/01/2025	12/01/2020	A	934,256

10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.000	06/01/2019	06/01/2016	A	10,104

50,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100	06/01/2027	06/01/2016	A	50,352

1,000,000	Oakland, CA Unified School District	6.125	08/01/2029	08/01/2019	A	1,138,710

750,000	Oakland, CA Unified School District	5.000	08/01/2022	01/15/2021	B	881,408

2,000,000	Oakland, CA Unified School District	6.000	08/01/2026	08/01/2018	A	2,200,760

805,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2028	09/01/2023	A	895,989

685,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2026	09/01/2023	A	768,125

745,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2027	09/01/2023	A	831,502

1,270,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	03/02/2016	A	1,277,328

55,000	Orange County, CA Community Facilities District	5.250	08/15/2019	02/29/2016	A	55,207

15,000	Orange County, CA Improvement Bond Act 1915	5.500	09/02/2016	03/02/2016	A	15,066

20,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)	5.500	09/02/2018	03/02/2016	A	20,075

5,000	Orange County, CA Water District	5.000	08/15/2017	02/29/2016	A	5,097

1,500,000	Orange, CA Community Facilities District Special Tax (Serrano Heights Public Improvements)[1]	5.000	10/01/2028	10/01/2022	A	1,715,445

50,000	Oxnard, CA Financing Authority[1]	5.300	06/01/2029	06/01/2021	A	58,983

37        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$100,000	Oxnard, CA Financing Authority[1]	5.000%	06/01/2036	06/01/2016	A	$101,363

2,000,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2029	06/01/2024	A	2,366,480

845,000	Oxnard, CA Harbor District[1]	5.000	08/01/2020	08/01/2020		947,490

460,000	Oxnard, CA School District[1]	5.000	08/01/2026	08/01/2023	A	551,393

530,000	Oxnard, CA School District[1]	5.000	08/01/2027	08/01/2023	A	630,578

55,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2027	04/01/2016	A	55,235

360,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2030	04/01/2016	A	361,372

50,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2026	04/01/2016	A	50,225

125,000	Palm Desert, CA Financing Authority[1]	5.000	04/01/2025	04/01/2016	A	125,586

50,000	Palm Desert, CA Financing Authority[1]	5.200	10/01/2028	04/01/2016	A	50,217

15,000	Palm Desert, CA Financing Authority[1]	4.600	04/01/2022	04/01/2016	A	15,072

1,230,000	Palm Desert, CA Financing Authority[1]	5.000	08/01/2021	08/01/2016	A	1,250,529

320,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.000	07/01/2018	07/01/2016	A	322,678

145,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)	5.250	01/01/2022	02/29/2016	A	145,628

10,000	Palm Springs, CA Financing Authority (Palm Springs Regional Airport)	5.500	01/01/2028	02/29/2016	A	10,041

100,000	Palmdale, CA Civic Authority	5.000	07/01/2025	02/29/2016	A	100,414

125,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	09/01/2016	A	126,434

15,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)	5.000	09/01/2017	02/29/2016	A	15,056

25,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)[1]	5.000	09/01/2032	02/29/2016	A	25,046

20,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)[1]	5.000	09/01/2024	02/29/2016	A	20,050

310,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[4]	5.700	08/01/2018	02/29/2016	A	311,336

175,000	Palo Alto, CA Utility[1]	5.250	06/01/2021	06/01/2016	A	178,022

15,000	Palo Alto, CA Utility[1]	5.250	06/01/2024	06/01/2016	A	15,258

185,000	Perris, CA Elementary School District[1]	6.000	08/01/2027	08/01/2024	A	239,277

205,000	Perris, CA Elementary School District[1]	6.000	08/01/2028	08/01/2024	A	263,019

545,000	Perris, CA Joint Powers Authority	5.000	09/01/2025	09/01/2023	A	623,774

390,000	Perris, CA Public Financing Authority[1]	7.000	10/01/2033	10/01/2018	A	438,551

150,000	Petaluma, CA COP (Airport)[1]	5.125	08/01/2028	02/29/2016	A	150,203

20,000	Petaluma, CA Improvement Bond Act 1915	6.000	09/02/2020	03/02/2016	A	20,055

2,265,000	Pico Rivera, CA Public Financing Authority[1]	5.500	09/01/2031	09/01/2019	A	2,575,260

30,000	Pomona, CA Public Financing Authority	5.000	02/01/2024	02/29/2016	A	30,106

65,000	Pomona, CA Public Financing Authority	5.125	02/01/2016	02/01/2016		65,017

25,000	Pomona, CA Public Financing Authority[1]	5.250	02/01/2018	02/29/2016	A	25,088

400,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[1]	5.250	02/01/2020	02/29/2016	A	401,316

38        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$35,000	Pomona, CA Public Financing Authority (Merged Redevel.)[1]	5.000%	02/01/2027	02/29/2016	A	$35,069

45,000	Poway, CA Hsg. (Poinsettia Mobile Home Park)[1]	5.000	05/01/2023	02/29/2016	A	45,116

855,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/15/2025	09/15/2023	A	1,008,857

1,210,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/15/2029	09/15/2023	A	1,393,605

1,800,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2003-1	5.750	09/01/2028	09/01/2018	A	1,934,316

20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.500	09/02/2024	03/02/2016	A	20,029

30,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2022	03/02/2016	A	30,066

20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2026	03/02/2016	A	20,030

100,000	Redding, CA Redevel. Agency (Redding School District)[1]	5.125	09/01/2030	02/29/2016	A	100,216

30,000	Redding, CA Redevel. Agency (Redding School District)[1]	5.000	09/01/2026	02/29/2016	A	30,071

25,000	Redding, CA Redevel. Agency (Redding School District)[1]	5.000	09/01/2021	02/29/2016	A	25,075

25,000	Redding, CA Redevel. Agency (Shastec Redevel.)	5.000	09/01/2017	02/29/2016	A	25,072

10,000	Redlands, CA Community Facilities District	5.850	09/01/2033	03/01/2016	A	10,016

20,000	Redlands, CA Unified School District	5.000	07/01/2022	02/29/2016	A	20,081

25,000	Redlands, CA Unified School District	5.000	07/01/2026	02/29/2016	A	25,098

690,000	Redwood City, CA Special Tax	5.000	09/01/2029	09/01/2022	A	769,164

100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2020	03/01/2016	A	101,250

50,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250	09/01/2021	03/01/2016	A	50,620

25,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.050	09/01/2017	03/01/2016	A	25,319

25,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.000	09/01/2016	03/01/2016	A	25,330

100,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.200	09/01/2019	03/01/2016	A	101,265

65,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.125	09/01/2018	03/01/2016	A	65,830

20,000	Rio Hondo, CA Community College District	5.000	08/01/2017	02/29/2016	A	20,084

450,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	505,049

225,000	Riverside County, CA Community Facilities District Special Tax No. 87-1	5.250	09/01/2016	03/01/2016	A	228,020

3,820,000	Riverside County, CA Infrastructure Financing Authority[1]	5.000	11/01/2027	11/01/2025	A	4,672,280

39        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$130,000	Riverside County, CA Public Financing Authority	5.250%	10/01/2017	02/29/2016	A	$130,571

100,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2022	10/01/2016	A	102,209

300,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	12/10/2017	B	257,706

305,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		354,285

15,000	Riverside, CA Improvement Bond Act 1915	8.250	09/02/2016	03/02/2016	A	15,092

335,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2024	03/02/2016	A	345,733

315,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2023	03/02/2016	A	325,137

200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)	6.250	09/02/2029	03/02/2016	A	200,478

1,640,000	Riverside, CA Public Financing Authority[1]	5.000	11/01/2027	11/01/2022	A	1,869,436

1,155,000	Riverside, CA Public Financing Authority[1]	5.000	11/01/2028	11/01/2022	A	1,308,453

100,000	Riverside, CA Public Financing Authority (University Corridor/Sycamore)[1]	5.000	08/01/2019	08/01/2017	A	105,257

150,000	Riverside, CA Unified School District[1]	5.000	12/01/2026	06/01/2016	A	152,321

100,000	Rocklin, CA Unified School District Community Facilities District No. 1	5.000	09/01/2025	02/29/2016	A	100,390

25,000	Romoland, CA School District Special Tax	6.000	09/01/2033	03/01/2016	A	25,129

85,000	Romoland, CA School District Special Tax	6.375	09/01/2033	03/01/2016	A	85,225

50,000	Romoland, CA School District Special Tax	6.375	09/01/2033	03/01/2016	A	50,133

500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2028	09/01/2023	A	565,835

405,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2027	09/01/2023	A	459,598

365,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2025	09/01/2023	A	417,757

440,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2026	09/01/2023	A	501,666

110,000	Romoland, CA School District Special Tax Community Facilities District No. 91-1	5.400	09/01/2028	03/01/2016	A	110,222

190,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2021	02/15/2021		218,105

40        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$100,000	Roseville, CA Natural Gas Finance Authority[1]	5.000%	02/15/2025	02/15/2025		$119,409

80,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2023	02/15/2023		94,030

265,000	Roseville, CA Natural Gas Finance Authority[1]	5.000	02/15/2024	02/15/2024		314,277

795,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2021	02/29/2016	A	798,228

555,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2022	02/29/2016	A	557,214

430,000	Sacramento County, CA (Juvenile Courthouse) COP	5.000	12/01/2023	02/29/2016	A	431,677

600,000	Sacramento County, CA Airport System[1]	5.000	07/01/2022	07/01/2018	A	661,098

100,000	Sacramento County, CA Airport System[1]	5.500	07/01/2027	07/01/2018	A	110,424

1,200,000	Sacramento County, CA Airport System[1]	5.250	07/01/2033	07/01/2018	A	1,303,800

70,000	Sacramento County, CA COP	4.750	10/01/2017	02/29/2016	A	70,198

2,975,000	Sacramento County, CA COP[1]	5.750	02/01/2030	02/01/2020	A	3,390,042

890,000	Sacramento County, CA Hsg. Authority (Cottage Estates Apartments)[1,4]	6.000	02/01/2033	03/01/2016	A	901,116

1,500,000	Sacramento County, CA Hsg. Authority (Verandas Apartments Senior Community)	5.700	03/01/2034	02/29/2016	A	1,504,260

400,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250	06/01/2027	02/29/2016	A	401,608

5,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)	5.000	12/01/2022	02/29/2016	A	5,020

15,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)[1]	5.125	12/01/2028	02/29/2016	A	15,031

685,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250	09/01/2023	03/01/2016	A	688,391

785,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[1]	5.000	09/01/2026	03/01/2023	A	916,001

1,840,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[1]	5.000	09/01/2024	03/01/2023	A	2,184,356

850,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[1]	5.000	09/01/2025	03/01/2023	A	993,251

455,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[1]	5.000	09/01/2027	03/01/2023	A	525,056

1,235,000	Sacramento, CA Municipal Utility District[1]	5.000	07/01/2030	07/01/2025	A	1,525,435

135,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	02/29/2016	A	135,635

70,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)	5.500	11/01/2023	02/29/2016	A	70,303

41        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

California (Continued)

$40,000	San Bernardino County, CA (Single Family Mtg.)	5.376%	[3]	05/01/2031	02/29/2016	A	$17,856

200,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.000		08/01/2026	02/29/2016	A	200,844

15,000	San Bernardino County, CA COP (Medical Center Financing)	5.250		08/01/2016	02/29/2016	A	15,067

180,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.000		08/01/2028	02/29/2016	A	180,529

270,000	San Bernardino County, CA Flood Control District	5.000		08/01/2029	02/29/2016	A	271,050

190,000	San Bernardino County, CA Redevel. Agency (San Sevaine Redevel.)	5.000		09/01/2019	03/01/2016	A	190,726

10,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750		10/01/2018	10/01/2018		11,077

200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750		10/01/2019	10/01/2019		228,212

50,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750		10/01/2022	10/01/2022		60,698

180,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750		10/01/2023	10/01/2023		221,238

70,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750		10/01/2023	10/01/2023		86,037

140,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500		12/01/2020	02/29/2016	A	140,451

290,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)[1]	5.500		12/01/2020	02/29/2016	A	290,934

440,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500		09/01/2024	02/29/2016	A	440,075

245,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500		09/01/2020	02/29/2016	A	245,071

150,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)	6.625		04/01/2026	02/29/2016	A	150,330

150,000	San Bernardino, CA Mountains Community Hospital District COP[4]	5.000		02/01/2017	02/01/2017		152,055

135,000	San Bernardino, CA Municipal Water Dept.[1]	5.000		02/01/2017	02/29/2016	A	135,408

25,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)	7.875		07/01/2025	07/01/2016	A	25,455

50,000	San Bruno, CA Police Facilities Financing[1]	5.250		02/01/2021	02/29/2016	A	50,198

1,520,000	San Diego County, CA Regional Airport Authority[1]	5.000		07/01/2026	07/01/2023	A	1,820,337

90,000	San Diego County, CA Water Authority	4.750		05/01/2028	02/29/2016	A	90,329

610,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000		09/01/2027	09/01/2023	A	687,818

545,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000		09/01/2025	09/01/2023	A	619,790

720,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000		09/01/2030	09/01/2023	A	802,066

42        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$640,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000%	09/01/2028	09/01/2023	A	$719,654

245,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2029	09/02/2018	A	256,072

255,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2030	09/02/2018	A	266,353

265,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2031	09/02/2018	A	276,986

285,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2032	09/02/2018	A	297,580

230,000	San Diego, CA Improvement Bond Act 1915	5.250	09/02/2028	09/02/2018	A	240,385

30,000	San Diego, CA Improvement Bond Act 1915	5.800	09/02/2017	03/02/2016	A	30,084

180,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2023	09/02/2018	A	189,135

170,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2022	09/02/2018	A	179,309

165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2021	09/02/2018	A	174,969

190,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2024	09/02/2018	A	198,915

220,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2027	09/02/2018	A	229,497

195,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2018	A	203,475

210,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2026	09/02/2018	A	219,454

1,000,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	10/15/2034	10/15/2025	A	1,188,700

1,250,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	10/15/2033	10/15/2025	A	1,494,100

1,000,000	San Diego, CA Public Facilities Financing Authority (Ballpark)[1]	5.250	02/15/2032	02/15/2017	A	1,041,840

5,000	San Diego, CA Redevel. Agency (Centre City Redevel.)	5.250	09/01/2020	03/01/2016	A	5,022

115,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.350	09/01/2024	03/01/2016	A	115,527

55,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.300	09/01/2020	03/01/2016	A	55,250

175,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.250	09/01/2021	03/01/2016	A	175,786

55,000	San Diego, CA Redevel. Agency (Centre City)	5.000	09/01/2026	03/01/2016	A	55,235

100,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.200	09/01/2019	02/29/2016	A	100,244

10,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.500	09/01/2019	03/01/2016	A	10,048

25,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.600	09/01/2024	03/01/2016	A	25,121

43        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$95,000	San Diego, CA Redevel. Agency (Centre City)[1]	5.250%	09/01/2026	02/29/2016	A	$95,160

1,000,000	San Diego, CA Redevel. Agency (Centre City)[1]	6.400	09/01/2019	02/29/2016	A	1,004,210

20,000	San Diego, CA Redevel. Agency (Mt. Hope Redevel.)	5.000	10/01/2026	03/01/2016	A	20,085

80,000	San Diego, CA Redevel. Agency (Mt. Hope Redevel.)	5.875	10/01/2019	03/01/2016	A	80,374

20,000	San Diego, CA Redevel. Agency (Mt. Hope Redevel.)[1]	5.000	10/01/2021	03/01/2016	A	20,085

120,000	San Diego, CA Redevel. Agency (North Bay Redevel.)[1]	5.800	09/01/2022	03/01/2016	A	120,598

300,000	San Diego, CA Redevel. Agency (North Bay Redevel.)[1]	5.875	09/01/2030	03/01/2016	A	301,515

110,000	San Diego, CA Redevel. Agency (North Park Redevel.)[1]	5.700	09/01/2020	03/01/2016	A	110,538

85,000	San Diego, CA Redevel. Agency (North Park Redevel.)[1]	5.600	09/01/2019	03/01/2016	A	85,408

710,000	San Diego, CA Redevel. Agency (North Park Redevel.)[1]	5.900	09/01/2025	03/01/2016	A	713,600

25,000	San Diego, CA Redevel. Agency Tax Allocation (North Park Redevel.)[1]	5.900	09/01/2030	03/01/2016	A	25,127

5,000	San Dimas, CA Redevel. Agency (Creative Growth Redevel.)[1]	6.750	09/01/2016	03/01/2016	A	5,029

325,000	San Francisco, CA City & County Airports Commission	5.250	01/01/2026	02/29/2016	A	326,339

7,500,000	San Francisco, CA City & County Airports Commission[1]	5.500	05/01/2027	05/01/2018	A	8,232,525

2,000,000	San Francisco, CA City & County Airports Commission (San Francisco International Airport)[1]	5.000	05/01/2022	05/01/2016	A	2,024,800

510,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.125	01/01/2027	02/29/2016	A	512,438

935,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.100	01/01/2020	02/29/2016	A	939,619

325,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2024	02/29/2016	A	326,368

75,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2027	02/29/2016	A	75,302

115,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.125	01/01/2017	02/29/2016	A	115,415

1,385,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2022	02/29/2016	A	1,391,080

3,040,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2019	02/29/2016	A	3,053,254

44        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$120,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250%	01/01/2021	02/29/2016	A	$120,523

165,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250	01/01/2020	02/29/2016	A	165,724

100,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2023	02/29/2016	A	100,433

35,000	San Francisco, CA City & County Improvement Bond Act 1915	6.850	09/02/2026	03/02/2016	A	36,159

500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2023	08/01/2022	A	588,740

1,250,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2026	08/01/2022	A	1,434,875

1,600,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000	08/01/2025	08/01/2022	A	1,843,120

115,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.000	08/01/2029	08/01/2019	A	130,385

920,000	San Gorgonio, CA Memorial Health Care District[1]	5.000	08/01/2024	08/01/2020	A	1,047,641

105,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2025	02/29/2016	A	105,448

50,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2022	02/29/2016	A	50,215

235,000	San Jose, CA (Libraries & Parks)	5.000	09/01/2018	02/29/2016	A	235,989

15,000	San Jose, CA (Libraries & Parks)	5.000	09/01/2017	02/29/2016	A	15,063

85,000	San Jose, CA (Libraries & Parks)	5.100	09/01/2020	02/29/2016	A	85,365

50,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2020	02/29/2016	A	50,200

30,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000	09/01/2017	02/29/2016	A	30,124

105,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2022	02/29/2016	A	105,401

15,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000	09/01/2030	02/29/2016	A	15,062

1,000,000	San Jose, CA Airport[1]	6.250	03/01/2034	03/01/2021	A	1,204,920

15,000	San Jose, CA Finance Authority (4th & San Fernando Parking Facility)	5.000	09/01/2024	02/29/2016	A	15,059

25,000	San Jose, CA Finance Authority (4th & San Fernando Parking Facility)	5.000	09/01/2026	02/29/2016	A	25,098

225,000	San Jose, CA Finance Authority (Convention Center)	5.000	09/01/2016	02/29/2016	A	225,954

280,000	San Jose, CA Finance Authority (Convention Center)	5.000	09/01/2019	02/29/2016	A	281,179

90,000	San Jose, CA Finance Authority (Convention Center)	5.000	09/01/2017	02/29/2016	A	90,379

50,000	San Jose, CA Finance Authority (Convention Center)	5.000	09/01/2018	02/29/2016	A	50,211

45        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$95,000	San Jose, CA Improvement Bond Act 1915	5.750%	09/02/2019	03/02/2016	A	$98,115

60,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2020	03/02/2016	A	61,956

20,000	San Jose, CA Improvement Bond Act 1915	5.600	09/02/2016	09/02/2016		20,450

25,000	San Jose, CA Improvement Bond Act 1915	5.700	09/02/2018	03/02/2016	A	25,824

240,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)[1]	5.350 [6]	07/15/2034	06/11/2017	A	249,876

25,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.100	01/01/2031	02/29/2016	A	25,026

200,000	San Jose, CA Redevel. Agency[1]	6.375	08/01/2021	08/01/2018	A	221,856

45,000	San Jose, CA Redevel. Agency	5.000	08/01/2028	02/29/2016	A	45,176

35,000	San Jose, CA Redevel. Agency	5.750	08/01/2017	02/29/2016	A	35,166

25,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2023	08/01/2017	A	26,613

75,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	08/01/2017	A	79,664

35,000	San Jose, CA Redevel. Agency[1]	5.500	08/01/2016	02/29/2016	A	35,159

355,000	San Jose, CA Redevel. Agency	5.000	08/01/2017	02/29/2016	A	356,456

5,300,000	San Jose, CA Redevel. Agency	5.850	08/01/2027	02/29/2016	A	5,323,108

1,570,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2019	02/29/2016	A	1,595,622

65,000	San Jose, CA Redevel. Agency	5.000	08/01/2020	02/29/2016	A	65,259

500,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2026	08/01/2016	A	509,275

100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2024	08/01/2017	A	106,405

115,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2027	02/29/2016	A	116,796

25,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000	08/01/2019	02/29/2016	A	25,102

20,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	4.000	08/01/2017	02/29/2016	A	20,062

1,210,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.250	08/01/2019	02/29/2016	A	1,215,179

30,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2025	08/01/2017	A	31,893

255,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2022	08/01/2017	A	269,591

210,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	5.000	08/01/2023	08/01/2017	A	221,693

5,000	San Jose, CA Redevel. Agency Tax Allocation	5.600	08/01/2019	02/29/2016	A	5,023

50,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	5.000	09/01/2017	02/29/2016	A	50,171

60,000	Santa Barbara, CA Redevel. Agency (Central City)	5.000	03/01/2019	02/29/2016	A	60,247

105,000	Santa Barbara, CA Redevel. Agency (Central City)	5.000	03/01/2018	02/29/2016	A	105,435

1,715,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[1]	5.850	08/01/2031	02/29/2016	A	1,717,127

46        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$15,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[1]	5.700%	08/01/2021	02/29/2016	A	$15,261

80,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.700	08/01/2021	02/29/2016	A	80,159

500,000	Santa Clara, CA Redevel. Agency (Bayshore North)[1]	5.000	06/01/2022	06/01/2016	A	507,870

400,000	Santa Clara, CA Redevel. Agency (Bayshore North)[1]	5.000	06/01/2020	06/01/2016	A	406,188

1,170,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2028	11/15/2022	A	1,318,953

785,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2027	11/15/2022	A	889,593

635,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2023	11/15/2022	A	733,393

325,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2024	11/15/2022	A	374,592

925,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2025	11/15/2022	A	1,058,385

40,000	Santa Fe Springs, CA Community Devel. Commission[1]	5.375	09/01/2019	02/29/2016	A	40,146

85,000	Santa Fe Springs, CA Community Devel. Commission Tax Allocation[1]	5.375	09/01/2018	02/29/2016	A	85,323

800,000	Santa Fe Springs, CA Community Devel. Commission Tax Allocation[1]	5.375	09/01/2021	02/29/2016	A	802,712

25,000	Santa Nella County, CA Water District	6.250	09/02/2028	03/02/2016	A	25,001

20,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)	6.700	09/02/2022	03/02/2016	A	20,063

500,000	Santa Rosa, CA Wastewater[1]	5.250	09/01/2026	09/01/2016	A	524,785

895,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2028	09/01/2023	A	1,019,342

770,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2026	09/01/2023	A	883,560

710,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2025	09/01/2023	A	817,849

830,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2027	09/01/2023	A	947,943

1,390,000	Selma, CA Redevel. Agency	5.750	09/01/2024	09/01/2016	A	1,405,929

15,000	Sequoia, CA Hospital District	5.375	08/15/2023	02/29/2016	A	16,622

100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.250	11/01/2017	11/01/2016	A	102,334

100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.300	11/01/2018	11/01/2016	A	102,321

100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.375	11/01/2020	11/01/2016	A	102,056

100,000	Shafter, CA Community Devel. Agency Tax Allocation	5.350	11/01/2019	11/01/2016	A	102,206

47        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$400,000	Sierra View, CA Local Health Care District[1]	5.250%	07/01/2024	07/01/2017	A	$427,100

40,000	Signal Hill CA Redevel. Agency[1]	5.250	10/01/2024	10/01/2019	A	44,779

25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)	5.250	09/01/2021	02/29/2016	A	25,103

25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[1]	5.000	09/01/2030	02/29/2016	A	25,049

525,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[1]	5.250	09/01/2019	02/29/2016	A	526,764

155,000	Soledad, CA Redevel. Agency (Soledad Redevel.)[1]	5.350	12/01/2028	02/29/2016	A	155,206

1,020,000	Sonora, CA Union High School District[1]	5.625	08/01/2029	08/01/2023	A	1,248,766

1,925,000	South Gate, CA Utility Authority[1]	5.250	10/01/2027	10/01/2022	A	2,268,805

30,000	South Orange County, CA Public Financing Authority[1]	5.800	09/02/2018	03/02/2016	A	30,153

30,000	South Orange County, CA Public Financing Authority	5.250	08/15/2018	02/29/2016	A	30,128

250,000	South Orange County, CA Public Financing Authority (Ladera Ranch)	5.000	08/15/2024	02/29/2016	A	250,885

260,000	Southern CA Mono Health Care District[1]	5.000	08/01/2021	08/01/2021		296,551

300,000	Southern CA Public Power Authority[1]	6.000	07/01/2025	07/01/2018	A	338,082

20,000	Southern CA Public Power Authority	5.750	07/01/2021	02/29/2016	A	20,096

925,000	Southern CA Public Power Authority[1]	5.000	11/01/2018	11/01/2018		1,016,797

5,000	Southern CA Public Power Authority	5.500	07/01/2020	02/29/2016	A	5,023

25,000	Southern CA Public Power Authority	5.500	07/01/2020	02/29/2016	A	25,115

4,050,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	02/29/2016	A	4,051,094

50,000	Stockton, CA Improvement Bond Act 1915	5.800	09/02/2020	03/02/2016	A	50,138

25,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)[1]	5.375	09/01/2021	03/01/2016	A	25,000

50,000	Stockton, CA Unified School District (Election 2008)[1]	5.000	08/01/2023	08/01/2016	A	52,208

25,000	Stockton-East, CA Water District[1]	5.000	04/01/2019	02/29/2016	A	25,064

25,000	Sunnyvale, CA COP (Parking Facility)	5.000	10/01/2022	02/29/2016	A	25,105

15,000	Sunnyvale, CA COP (Parking Facility)	5.000	10/01/2017	02/29/2016	A	15,063

700,000	Sutter Butte, CA Flood Agency Assessment[1]	5.000	10/01/2027	10/01/2023	A	835,065

1,490,000	Sutter Butte, CA Flood Agency Assessment[1]	5.000	10/01/2029	10/01/2023	A	1,759,943

415,000	Sutter Butte, CA Flood Agency Assessment[1]	5.000	10/01/2026	10/01/2023	A	498,639

300,000	Sutter Butte, CA Flood Agency Assessment[1]	5.000	10/01/2025	10/01/2023	A	364,008

1,465,000	Sutter Butte, CA Flood Agency Assessment[1]	5.000	10/01/2028	10/01/2023	A	1,737,739

135,000	Sweetwater, CA Union High School District	5.000	09/01/2029	02/29/2016	A	135,527

4,550,000	Sweetwater, CA Union High School District	5.000	09/01/2027	02/29/2016	A	4,567,745

48        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$825,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250%	09/01/2028	09/01/2022	A	$927,680

50,000	Temecula, CA Redevel. Agency[1]	5.000	08/01/2020	02/29/2016	A	50,148

500,000	Temecula, CA Redevel. Agency[1]	5.125	08/01/2027	02/29/2016	A	503,615

2,020,000	Torrance, CA Hospital (Torrance Memorial Medical Center)[1]	6.000	06/01/2022	02/29/2016	A	2,051,229

100,000	Torrance, CA Hospital (Torrance Memorial Medical Center)[1]	5.500	06/01/2031	02/29/2016	A	101,777

270,000	Torrance, CA Redevel. Agency[1]	5.500	09/01/2028	02/29/2016	A	270,459

10,000	Torrance, CA Redevel. Agency (Downtown Redevel.)[1]	5.550	09/01/2018	02/29/2016	A	10,031

45,000	Tracy, CA Community Facilities District	6.300	09/01/2026	02/29/2016	A	45,117

25,000	Tracy, CA Community Facilities District (205 Parcel Glen)	6.250	09/01/2032	02/29/2016	A	25,055

30,000	Truckee-Donner, CA Public Utility District Special Tax	5.800	09/01/2035	03/01/2016	A	30,006

550,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.000	10/15/2017	04/20/2017	B	576,637

515,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[1]	5.000	09/01/2028	09/01/2023	A	596,921

420,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[1]	5.000	09/01/2024	09/01/2023	A	503,714

470,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[1]	5.000	09/01/2026	09/01/2023	A	553,477

445,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[1]	5.000	09/01/2025	09/01/2023	A	527,534

490,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[1]	5.000	09/01/2027	09/01/2023	A	573,325

125,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.125	09/01/2026	09/01/2021	A	159,956

250,000	Ukiah, CA Redevel. Agency (Ukiah Redevel.)[1]	6.500	12/01/2028	06/01/2021	A	308,130

750,000	University of California (Regents Medical Center)[1]	5.000	05/15/2026	05/15/2016	A	767,783

10,000	Vacaville, CA Improvement Bond Act 1915 (East Monte Vista Avenue)	5.850	09/02/2016	03/02/2016	A	10,033

235,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)[1]	6.000	11/01/2024	02/29/2016	A	235,578

100,000	Vallejo City, CA Unified School District	5.000	08/01/2027	02/29/2016	A	100,335

325,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2	5.000	09/01/2019	02/29/2016	A	326,151

175,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2	5.000	09/01/2026	02/29/2016	A	175,620

49        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$25,000	Vallejo, CA Public Financing Authority, Series A	7.500%	09/01/2020	03/01/2016	A	$25,091

30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2026	03/01/2016	A	30,048

40,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2017	03/01/2016	A	40,110

40,000	Vallejo, CA Quadrant Improvement District No. 001	6.125	09/01/2034	03/01/2016	A	40,060

270,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.050	12/01/2026	12/01/2016	A	273,575

370,000	Vernon, CA Electric System[1]	5.125	08/01/2021	09/06/2018	A	411,344

165,000	Vernon, CA Electric System	5.125	08/01/2021	08/30/2018	C	181,574

25,000	Victorville, CA Redevel. Agency (Bear Valley Road)[1]	5.125	12/01/2031	02/29/2016	A	25,050

120,000	Vista, CA Joint Powers Financing Authority[1]	6.100	10/01/2021	04/01/2016	A	121,158

10,000	Vista, CA Unified School District[1]	5.125	05/01/2023	05/01/2016	A	10,118

10,000	Wasco, CA Public Financing Authority	7.500	09/15/2023	02/29/2016	A	10,034

3,420,000	West Contra Costa, CA Healthcare District COP	5.500	07/01/2029	02/29/2016	A	3,429,166

180,000	West Covina, CA Redevel. Agency[1]	5.000	09/01/2026	02/29/2016	A	180,265

150,000	West Covina, CA Redevel. Agency[1]	5.100	09/01/2025	03/01/2016	A	150,618

25,000	West Covina, CA Redevel. Agency[1]	5.000	09/01/2031	02/29/2016	A	25,027

85,000	West Covina, CA Redevel. Agency (Executive Lodge Apartments)[1]	5.300	09/01/2025	02/29/2016	A	85,131

875,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.000	09/01/2026	09/01/2021	A	1,103,296

1,000,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.250	09/01/2031	09/01/2021	A	1,259,380

135,000	West Valley-Mission, CA Community College District[1]	5.000	08/01/2022	08/01/2016	A	138,270

1,190,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/01/2018	A	1,255,926

1,295,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2027	09/01/2018	A	1,359,012

2,335,000	Western Riverside County, CA Trust & Wastewater Finance Authority[1]	5.000	09/01/2025	09/01/2023	A	2,753,852

835,000	William S. Hart CA Union High School District	5.000	09/01/2025	09/01/2023	A	961,837

260,000	Yorba Linda, CA Redevel. Agency Tax Allocation[1]	5.250	09/01/2023	03/01/2016	A	260,562

190,000	Yuba County, CA COP[1]	5.000	02/01/2028	08/01/2020	A	215,223

200,000	Yuba County, CA COP[1]	5.000	02/01/2029	08/01/2020	A	227,856

165,000	Yuba County, CA COP[1]	5.000	02/01/2025	08/01/2020	A	188,592

155,000	Yuba County, CA COP[1]	5.000	02/01/2024	08/01/2020	A	177,162

170,000	Yuba County, CA COP[1]	5.000	02/01/2026	08/01/2020	A	193,514

180,000	Yuba County, CA COP[1]	5.000	02/01/2027	08/01/2020	A	203,895

						481,444,679

50        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

U.S. Possessions—16.6%
$1,250,000	Guam International Airport Authority[1]	6.000%	10/01/2023	08/01/2018	A	$1,380,125

155,000	Guam Power Authority, Series A1	5.000	10/01/2022	10/01/2022		188,277

150,000	Guam Power Authority, Series A1	5.000	10/01/2021	10/01/2021		179,161

265,000	Guam Power Authority, Series A1	5.000	10/01/2025	10/01/2022	A	319,563

155,000	Guam Power Authority, Series A1	5.000	10/01/2027	10/01/2022	A	184,546

225,000	Guam Power Authority, Series A1	5.000	10/01/2026	10/01/2022	A	270,385

100,000	Guam Power Authority, Series A1	5.000	10/01/2019	10/01/2019		113,803

150,000	Guam Power Authority, Series A1	5.000	10/01/2020	10/01/2020		175,206

2,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125 [2]	07/01/2024	04/23/2021	B	1,758,725

7,320,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	02/29/2016	A	7,352,647

21,729,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	02/29/2016	A	22,139,678

560,000	Puerto Rico Commonwealth GO	5.625	07/01/2031	02/04/2031	B	354,295

370,000	Puerto Rico Commonwealth GO1	6.000	07/01/2027	07/01/2018	A	377,200

2,000,000	Puerto Rico Commonwealth GO	5.000	07/01/2020	07/01/2020		1,270,180

75,000	Puerto Rico Commonwealth GO1	6.125 [2]	07/01/2024	04/23/2021	B	77,408

100,000	Puerto Rico Commonwealth GO	5.375	07/01/2030	07/01/2030		63,015

2,000,000	Puerto Rico Commonwealth GO	6.000	07/01/2029	07/01/2029		1,272,560

1,270,000	Puerto Rico Commonwealth GO	5.500	07/01/2020	07/01/2020		1,300,670

205,000	Puerto Rico Commonwealth GO	5.500	07/01/2017	07/01/2017		181,993

170,000	Puerto Rico Commonwealth GO1	5.500	07/01/2018	07/01/2018		176,084

70,000	Puerto Rico Commonwealth GO1	5.500	07/01/2016	07/01/2016		70,734

1,145,000	Puerto Rico Commonwealth GO	5.250	07/01/2030	05/09/2029	B	722,323

200,000	Puerto Rico Commonwealth GO	5.000	07/01/2022	07/01/2022		126,240

3,000,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2028	07/01/2028		1,768,680

260,000	Puerto Rico Electric Power Authority, Series B7	5.000	07/01/2016	07/01/2016		165,100

500,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250	07/01/2028	07/01/2028		294,780

555,000	Puerto Rico Electric Power Authority, Series KK	5.500	07/01/2016	07/01/2016		560,766

300,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2025	07/01/2025		295,014

175,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2022	07/01/2022		174,755

3,460,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2023	07/01/2023		3,443,980

230,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	07/01/2024		228,510

25,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2025	07/01/2025		24,585

455,000	Puerto Rico Electric Power Authority, Series UU	5.000	07/01/2024	07/01/2017	A	456,438

2,015,000	Puerto Rico Electric Power Authority, Series WW7	5.500	07/01/2018	07/01/2018		1,198,421

40,000	Puerto Rico Electric Power Authority, Series ZZ7	5.000	07/01/2018	07/01/2018		23,793

51        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

U.S. Possessions (Continued)

$9,000,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250%	07/01/2026	07/01/2026		$5,306,760

990,000	Puerto Rico Electric Power Authority, Series ZZ7	5.000	07/01/2017	07/01/2017		594,980

150,000	Puerto Rico Government Devel. Bank	5.000	12/01/2016	12/01/2016		41,250

15,000	Puerto Rico HFA[1]	5.500	12/01/2019	12/01/2018	A	16,487

750,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2020	07/01/2020		327,472

215,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2018	07/01/2018		96,400

1,000,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2022	07/01/2022		433,860

195,000	Puerto Rico Highway & Transportation Authority, Series E1	5.500	07/01/2016	07/01/2016		197,656

70,000	Puerto Rico Highway & Transportation Authority, Series G	5.000	07/01/2022	07/01/2022		30,377

260,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100	12/01/2018	02/29/2016	A	267,938

1,000,000	Puerto Rico Infrastructure Financing Authority	5.250	12/15/2026	12/15/2026		334,620

130,000	Puerto Rico Infrastructure Financing Authority	5.000	07/01/2018	07/01/2018		83,286

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2022	04/01/2022		93,386

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2021	04/01/2021		95,620

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2019	04/01/2019		97,035

2,365,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	10/17/2024	B	2,285,749

50,000	Puerto Rico ITEMECF (International American University)[1]	5.000	10/01/2021	10/01/2021		49,114

500,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2019	07/01/2016	A	502,110

1,180,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	02/29/2016	A	1,184,449

175,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	02/29/2016	A	175,660

600,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2018	02/29/2016	A	602,256

40,000	Puerto Rico Municipal Finance Agency, Series A1	4.750	08/01/2022	02/29/2016	A	40,003

90,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	02/29/2016	A	90,359

45,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	02/29/2016	A	45,167

830,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	02/29/2016	A	833,096

450,000	Puerto Rico Public Buildings Authority	5.500	07/01/2017	07/01/2017		457,078

2,735,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2019	07/01/2019		2,787,567

8,305,000	Puerto Rico Public Buildings Authority	5.375	07/01/2033	09/18/2030	B	4,588,346

460,000	Puerto Rico Public Buildings Authority	5.500	07/01/2018	07/01/2018		467,158

52        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

U.S. Possessions (Continued)

$2,710,000	Puerto Rico Public Buildings Authority	7.000%	07/01/2021	07/01/2021		$1,689,902

2,600,000	Puerto Rico Public Buildings Authority	7.000	07/01/2025	04/13/2025	B	1,604,902

1,070,000	Puerto Rico Public Buildings Authority	6.250	07/01/2023	07/01/2023		646,473

3,300,000	Puerto Rico Public Finance Corp., Series B8	6.000	08/01/2026	08/01/2026		486,750

1,750,000	Puerto Rico Public Finance Corp., Series B8	5.500	08/01/2031	07/17/2029	B	258,125

600,000	Puerto Rico Public Finance Corp., Series B8	6.000	08/01/2024	08/01/2024		88,500

1,400,000	Puerto Rico Public Finance Corp., Series B8	6.000	08/01/2025	08/01/2025		206,500

70,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2018	08/01/2018		30,790

230,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	02/21/2039	B	87,849

10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2020	08/01/2020		4,108,800

4,735,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	08/01/2029		1,861,186

600,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2028	08/01/2028		231,366

5,030,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2037	06/26/2037	B	1,927,345

885,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2023	08/01/2023		354,770

2,505,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2024	08/01/2024		988,473

9,850,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2021	08/01/2021		4,011,314

7,150,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2022	08/01/2022		2,893,391

1,080,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	01/31/2037	B	416,513

2,575,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2039	08/01/2039		999,461

1,280,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2036	08/01/2036		488,883

475,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375	08/01/2038	07/12/2038	B	181,426

315,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		124,091

495,000	University of Puerto Rico, Series Q	5.000	06/01/2021	06/01/2021		205,658

125,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	10/01/2016	A	128,365

160,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2025	10/01/2016	A	164,528

53        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

U.S. Possessions (Continued)

$ 300,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000%	10/01/2023	10/01/2016	A	$308,715

						95,308,955

Total Investments, at Value (Cost $604,098,319)—100.2%						576,753,634

Net Other Assets (Liabilities)—(0.2)						(926,013)

Net Assets—100.0%						$575,827,621

Footnotes to Statement of Investments

* January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

** Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ASN	Annenberg School of Nursing
BCSC	Brandman Center for Senior Care
BMH	Bakersfield Memorial Hospital
CDA	Communities Devel. Authority
CEI	Coalition for Elders Independence
CFD	Community Facilities District
CHCW	Catholic Healthcare West
CHF	City Hospital Foundation
CHlthSys	Covenant Health System
CMF	CHW Medical Foundation
CmntyHOSB	Community Hospital of San Bernardino
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners

54        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Abbreviations (Continued)
CVMC	Citrus Valley Medical Center
DHlth	Dignity Health
EVLAJHA	Eisenberg Village of the Los Angeles Jewish Home for the Aging
FEV	Fountainview at Eisenberg Village
FF	Feedback Foundation
FH	Foothill Hospital
GCCCD	Grossmont-Cuyamaca Community College District
GO	General Obligation
GVLAJHA	Grancell Village of the Los Angeles Jewish Home for the Aging
HFA	Housing Finance Agency
HSH	Hayward Sisters Hospital
IMEPCF	Industrial, Medican and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JHAGS	JHA Geriatric Services
JHAW	JHA West 16
KCG	Kaiser Credit Group
KFH	Kaiser Foundation Hospitals
KFHP	Kaiser Foundation Health Plan
KHAM	Kaiser Hospital Asset Management
KHPAM	Kaiser Health Plan Asset Management
LAJHFTA	Los Angeles Jewish Home for the Aging
LLMC	Lifelong Medical Care
MHL	Methodist Hospital Levelland
MHPT	Methodist Hospital Plainview Texas
MHRMC	Mission Hospital Regional Medical Center
MSrH	Mercy Senior Housing
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
OCTC	Olive Crest Treatment Centers
PCCD	Palomar Community College District
QVHN	Queen of the Valley Hospital of Napa
RMHF	Redwood Memorial Hospital of Fortuna
SAHS	SRM Alliance Hospital Services
SCADP	Southern California Alcohol & Drug Programs
SFMH	St. Francis Memorial Hospital
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHosp	St. Jude Hospital
SJHS	St. Joseph Health System
SNVMMH	Sierra Nevada Memorial-Miners Hospital
SRHF	Saint Rose Hospital Foundation
SRMB	Saint Rose Medical Building
SRMH	SRM Alliance Hospital Services
STTJCCD	Shasta-Tehama-Trinity Joint Community College District
TASC	Tobacco Settlement Asset-Backed Bonds
UCI	University of California Irvine
V.I.	United States Virgin Islands
Y/S	Yucaipa/Sweetwater

See accompanying Notes to Financial Statements.

55        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 20161 Unaudited

Assets
Investments, at value (cost $604,098,319)—see accompanying statement of investments	$576,753,634

Cash	497,628

Receivables and other assets:
Interest	9,679,624
Investments sold on a when-issued or delayed delivery basis	3,517,698
Shares of beneficial interest sold	637,300
Other	90,908

Total assets	591,176,792

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	6,665,000
Payable for borrowings (See Note 9)	7,400,000
Shares of beneficial interest redeemed	771,296
Dividends	292,269
Distribution and service plan fees	90,425
Trustees’ compensation	33,120
Shareholder communications	4,765
Interest expense on borrowings	2,684
Other	89,612

Total liabilities	15,349,171

Net Assets	$575,827,621

Composition of Net Assets
Par value of shares of beneficial interest	$178,321

Additional paid-in capital	640,383,217

Accumulated net investment income	2,333,342

Accumulated net realized loss on investments	(39,722,574)

Net unrealized depreciation on investments	(27,344,685)

Net Assets	$575,827,621

56        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $280,690,820 and 86,901,894 shares of beneficial interest outstanding)	$3.23
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.30

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $372,874 and 111,953 shares of beneficial interest outstanding)	$3.33

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $147,039,187 and 45,693,913 shares of beneficial interest outstanding)	$3.22

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $147,724,740 and 45,613,729 shares of beneficial interest outstanding)	$3.24

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

57        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 29, 20161 Unaudited

Investment Income
Interest	$13,373,215

Expenses
Management fees	1,259,056

Distribution and service plan fees:
Class A	351,927
Class B	1,958
Class C	738,792

Transfer and shareholder servicing agent fees:
Class A	141,673
Class B	196
Class C	73,907
Class Y	77,233

Shareholder communications:
Class A	5,626
Class B	82
Class C	4,036
Class Y	2,506

Borrowing fees	431,239

Interest expense and fees on short-term floating rate notes issued (See Note 4)	31,890

Interest expense on borrowings	9,485

Trustees’ compensation	4,563

Custodian fees and expenses	1,780

Other	97,470

Total expenses	3,233,419

Net Investment Income	10,139,796

Realized and Unrealized Gain
Net realized gain on investments	230,788

Net change in unrealized appreciation/depreciation on investments	4,963,894

Net Increase in Net Assets Resulting from Operations	$15,334,478

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

58        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$10,139,796	$22,747,939

Net realized gain (loss)	230,788	(4,661,109)

Net change in unrealized appreciation/depreciation	4,963,894	(13,200,444)

Net increase in net assets resulting from operations	15,334,478	4,886,386

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,120,256)	(12,918,844)
Class B	(5,302)	(17,680)
Class C	(2,127,139)	(4,700,921)
Class Y	(2,975,766)	(6,421,540)

	(10,228,463)	(24,058,985)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(20,804,342)	(62,748,538)
Class B	(54,978)	(355,317)
Class C	(6,876,339)	12,989,591
Class Y	(13,690,405)	43,291,822

	(41,426,064)	(6,822,442)

Net Assets
Total decrease	(36,320,049)	(25,995,041)

Beginning of period	612,147,670	638,142,711

End of period (including accumulated net investment income of $2,333,342 and $2,422,009, respectively)	$575,827,621	$612,147,670

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

59        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six months Ended January 29, 20161

Cash Flows from Operating Activities
Net increase in net assets from operations	$15,334,478

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(39,232,645)
Proceeds from disposition of investment securities	87,902,881
Short-term investment securities, net	9,951
Premium amortization	2,909,363
Discount accretion	(73,673)
Net realized gain on investments	(230,788)
Net change in unrealized appreciation/depreciation on investments	(4,963,894)
Change in assets:
Decrease in other assets	175,526
Decrease in interest receivable	828,001
Decrease in receivable for securities sold	10,966,556
Change in liabilities:
Decrease in other liabilities	(10,573)

Net cash provided by operating activities	73,615,183

Cash Flows from Financing Activities
Proceeds from borrowings	77,200,000
Payments on borrowings	(95,800,000)
Proceeds from shares sold	72,727,496
Payments on shares redeemed	(125,115,438)
Cash distributions paid	(2,719,106)

Net cash used in financing activities	(73,707,048)

Net decrease in cash	(91,865)

Cash, beginning balance	589,493

Cash, ending balance	$497,628

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $7,549,820.

Cash paid for interest on borrowings—$9,976.

Cash paid for interest on short-term floating rate notes issued—$31,890.

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

60        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.20	$3.29	$3.30	$3.43	$3.33	$3.36

Income (loss) from investment operations:
Net investment income[2]	0.06	0.12	0.14	0.13	0.15	0.16
Net realized and unrealized gain (loss)	0.03	(0.08)	(0.03)	(0.13)	0.11	(0.03)

Total from investment operations	0.09	0.04	0.11	0.00	0.26	0.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.13)	(0.12)	(0.13)	(0.16)	(0.16)

Net asset value, end of period	$3.23	$3.20	$3.29	$3.30	$3.43	$3.33

Total Return, at Net Asset Value[3]	2.76%	0.97%	3.40%	(0.07)%	8.09%	4.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$280,691	$299,041	$370,784	$461,700	$289,266	$198,431

Average net assets (in thousands)	$284,967	$345,303	$405,307	$385,057	$225,504	$197,240

Ratios to average net assets:[4]
Net investment income	3.55%	3.56%	4.15%	3.68%	4.41%	4.94%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.81%	0.79%	0.78%	0.73%	0.76%	0.77%
Interest and fees from borrowings	0.15%	0.09%	0.09%	0.06%	0.07%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.01%	0.01%	0.02%	0.05%

Total expenses	0.97%	0.89%	0.88%	0.80%	0.85%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.89%	0.88%	0.80%	0.85%	0.94%

Portfolio turnover rate	7%	39%	19%	37%	20%	32%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

61        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.30	$3.39	$3.39	$3.52	$3.41	$3.44

Income (loss) from investment operations:
Net investment income[2]	0.05	0.09	0.11	0.10	0.12	0.14
Net realized and unrealized gain (loss)	0.02	(0.08)	(0.02)	(0.13)	0.12	(0.04)

Total from investment operations	0.07	0.01	0.09	(0.03)	0.24	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.10)	(0.09)	(0.10)	(0.13)	(0.13)

Net asset value, end of period	$3.33	$3.30	$3.39	$3.39	$3.52	$3.41

Total Return, at Net Asset Value[3]	2.27%	0.13%	2.73%	(1.02)%	7.18%	2.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$373	$424	$792	$1,253	$1,629	$1,539

Average net assets (in thousands)	$394	$626	$1,008	$1,470	$1,657	$1,720

Ratios to average net assets:[4]
Net investment income	2.77%	2.78%	3.29%	2.78%	3.51%	3.99%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.59%	1.59%	1.65%	1.69%	1.71%	1.72%
Interest and fees from borrowings	0.15%	0.09%	0.09%	0.06%	0.07%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.01%	0.01%	0.02%	0.05%

Total expenses	1.75%	1.69%	1.75%	1.76%	1.80%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.69%	1.75%	1.76%	1.80%	1.89%

Portfolio turnover rate	7%	39%	19%	37%	20%	32%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

62        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Class C	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$3.19	$3.28	$3.29	$3.41	$3.31	$3.35

Income (loss) from investment operations:
Net investment income[2]	0.05	0.09	0.11	0.10	0.12	0.14
Net realized and unrealized gain (loss)	0.03	(0.08)	(0.03)	(0.12)	0.12	(0.04)

Total from investment operations	0.08	0.01	0.08	(0.02)	0.24	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.10)	(0.09)	(0.10)	(0.14)	(0.14)

Net asset value, end of period	$3.22	$3.19	$3.28	$3.29	$3.41	$3.31

Total Return, at Net Asset Value[3]	2.39%	0.22%	2.62%	(0.56)%	7.30%	2.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147,039	$152,646	$144,345	$156,017	$118,105	$74,654

Average net assets (in thousands)	$148,659	$156,790	$144,718	$138,944	$91,711	$74,225

Ratios to average net assets:[4]
Net investment income	2.81%	2.77%	3.38%	2.91%	3.61%	4.15%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.55%	1.55%	1.55%	1.52%	1.54%	1.56%
Interest and fees from borrowings	0.15%	0.09%	0.09%	0.06%	0.07%	0.12%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.01%	0.01%	0.02%	0.05%

Total expenses	1.71%	1.65%	1.65%	1.59%	1.63%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.65%	1.65%	1.59%	1.63%	1.73%

Portfolio turnover rate	7%	39%	19%	37%	20%	32%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

63        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1,2]

Per Share Operating Data
Net asset value, beginning of period	$3.21	$3.30	$3.31	$3.43	$3.33	$3.34

Income (loss) from investment operations:
Net investment income[3]	0.06	0.12	0.14	0.13	0.15	0.11
Net realized and unrealized gain (loss)	0.03	(0.08)	(0.02)	(0.11)	0.12	(0.01)

Total from investment operations	0.09	0.04	0.12	0.02	0.27	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.13)	(0.13)	(0.14)	(0.17)	(0.11)

Net asset value, end of period	$3.24	$3.21	$3.30	$3.31	$3.43	$3.33

Total Return, at Net Asset Value[4]	2.88%	1.22%	3.63%	0.46%	8.33%	3.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147,725	$160,037	$122,222	$133,176	$94,773	$13,031

Average net assets (in thousands)	$155,353	$161,312	$115,517	$125,603	$53,265	$5,548

Ratios to average net assets:[5]
Net investment income	3.80%	3.76%	4.38%	3.91%	4.48%	5.05%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.56%	0.55%	0.54%	0.50%	0.51%	0.58%
Interest and fees from borrowings	0.15%	0.09%	0.09%	0.06%	0.07%	0.10%
Interest and fees on short-term floating rate notes issued[6]	0.01%	0.01%	0.01%	0.01%	0.02%	0.05%

Total expenses	0.72%	0.65%	0.64%	0.57%	0.60%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.65%	0.64%	0.57%	0.60%	0.73%

Portfolio turnover rate	7%	39%	19%	37%	20%	32%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

64        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Rochester Limited Term California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

65        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

66        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

During the fiscal year ended July 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$55,871
2017	2,457,882
2018	10,731,096
2019	3,010,369
No expiration	23,692,643

Total	$39,947,861

At period end, it is estimated that the capital loss carryforwards would be $16,255,218 expiring by 2019 and $23,461,855, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $230,788 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$597,491,805 [1]

Gross unrealized appreciation	$20,904,111
Gross unrealized depreciation	(48,249,298)

Net unrealized depreciation	$(27,345,187)

1. The Federal tax cost of securities does not include cost of $6,607,016, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the

68        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as

69        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$481,444,679	$—	$481,444,679
U.S. Possessions	—	95,308,955	—	95,308,955

Total Assets	$—	$576,753,634	$—	$576,753,634

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

70        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of

71        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the

72        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $6,665,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $10,980,590 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $6,665,000 in short-term floating rate securities issued and outstanding at that date.

73        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 3,335,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF2021 Trust[3]	12.659%	5/15/25	$4,315,590

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $6,665,000 or 1.13% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

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4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Sold securities	3,517,698

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$6,901,392
Market Value	$1,039,875
Market Value as % of Net Assets	0.18%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $9,352,514, representing 1.62% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

75        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	9,180,245	$29,594,016	30,272,184	$100,633,864
Dividends and/or distributions reinvested	1,255,781	4,047,247	3,010,632	9,977,652
Redeemed	(16,922,879)	(54,445,605)	(52,564,621)	(173,360,054)

Net decrease	(6,486,853)	$(20,804,342)	(19,281,805)	$(62,748,538)

Class B
Sold	4,365	$14,520	4,075	$14,036
Dividends and/or distributions reinvested	1,413	4,694	4,751	16,236
Redeemed	(22,340)	(74,192)	(113,975)	(385,589)

Net decrease	(16,562)	$(54,978)	(105,149)	$(355,317)

Class C
Sold	4,141,016	$13,299,985	14,021,922	$46,404,136
Dividends and/or distributions reinvested	473,954	1,521,080	1,005,740	3,320,784
Redeemed	(6,765,127)	(21,697,404)	(11,190,240)	(36,735,329)

Net increase (decrease)	(2,150,157)	$(6,876,339)	3,837,422	$12,989,591

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6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class Y
Sold	9,327,713	$30,123,569	32,137,036	$106,896,727
Dividends and/or distributions reinvested	611,811	1,976,799	1,311,166	4,354,019
Redeemed	(14,170,969)	(45,790,773)	(20,641,373)	(67,958,924)

Net increase (decrease)	(4,231,445)	$(13,690,405)	12,806,829	$43,291,822

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$39,232,645	$87,902,881

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	1,768
Accumulated Liability as of January 29, 2016	12,172

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in

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8. Fees and Other Transactions with Affiliates (Continued)

any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

January 29, 2016	$12,204	$15,947	$453	$13,913

9. Borrowing and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowing and Other Financing (Continued)

difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.4783% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding, which can be found on the Statement of Assets and Liabilities, at an interest rate of 0.4783%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$6,132,065
Average Daily Interest Rate	0.327%
Fees Paid	$93,481
Interest Paid	$9,976

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

80        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

9. Borrowing and Other Financing (Continued)

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$124,358

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to

81        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

82        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

83        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni single state short category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load munil single state short funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and lower than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

84        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

85        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

86        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
As of 3/1/16	Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

87        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

88        OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0801.001.0116    March 24, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Limited Term California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016